UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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DowDuPont Inc.

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2019 ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

At the 2019 Annual Meeting of Stockholders (the “2019 Meeting”), stockholders will vote on the following matters either by proxy or in person:

Date: Tuesday, June 25, 2019 Time: 8:00 A.M. Eastern Time Location: 974 Centre Road Chestnut Run Plaza, Building 730 Wilmington, Delaware 19805

Agenda:

1.    Election of the 12 Directors named in the Proxy Statement.

2.    Advisory resolution to approve executive compensation.

3.    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.

4–7.  Stockholder proposals.

8.    Transaction of any other business as may properly come before the 2019 Meeting.

How to Vote

Your vote is important. Whether or not you plan on attending the 2019 Meeting, please vote your shares as soon as possible by internet, telephone or mail.

BY INTERNET www.proxyvote.com	BY PHONE 1-800-690-6903 or the number provided on your voting instructions	BY MAIL Use the postage-paid envelope provided

The Board of Directors of DowDuPont Inc. (the “Board”) has set the close of business on April 26, 2019, as the record date for determining stockholders who are entitled to receive notice of the 2019 Meeting and to vote.

As permitted by U.S. Securities and Exchange Commission (the “SEC”) rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April 29, 2019 (the “Notice”). The instructions included how to vote online and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a lower-cost way to furnish stockholders with their proxy materials.

Proof of stock ownership is necessary to attend the 2019 Meeting. Please see page 2 of the Proxy Statement for information on attending in person.

Thank you for your continued support and your interest in DowDuPont Inc.

Stacy Fox

General Counsel and Secretary

April 29, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 25, 2019

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Cautionary Statement About Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including statements about the intended distribution of all of the shares of common stock of DowDuPont’s wholly-owned subsidiary, Corteva, Inc. (the “Corteva Distribution”). Forward-looking statements, including those related to the DowDuPont’s ability to complete, or to make any filing or take any other action required to be taken to complete, the Corteva Distribution, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements also involve risks and uncertainties, many of which that are beyond DowDuPont’s control. Some of the important factors that could cause DowDuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability and costs to achieve all the expected benefits from the Corteva Distribution and the April 1, 2019 distribution by DowDuPont of all of the shares of common stock of Dow Inc. on a pro rata basis to the holders of DowDuPont common stock (the “Dow Distribution”); (ii) restrictions under intellectual property cross license agreements entered into or to be entered into in connection with the Corteva Distribution and the Dow Distribution; (iii) ability to receive third-party consents required under the separation agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (iv) non-compete restrictions under the separation agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (v) the incurrence of significant costs in connection with the Corteva Distribution and the Dow Distribution, including increased costs from supply, service and other arrangements that prior to the Dow Distribution were between entities under the common control of DowDuPont; (vi) risks outside the control of DowDuPont which could impact the decision of the DowDuPont Board of Directors to proceed with the Corteva Distribution, including, among others, global economic conditions, instability in credit markets, declining consumer and business confidence, fluctuating commodity prices and interest rates, volatile foreign currency exchange rates, tax considerations, other challenges that could affect the global economy, specific market conditions in one or more of the industries of the businesses proposed to be separated, and changes in the regulatory or legal environment and the requirement to redeem $12.7 billion of DowDuPont notes if the Corteva Distribution is abandoned or delayed beyond May 1, 2020; (vii) potential liability arising from fraudulent conveyance and similar laws in connection with the Corteva Distribution and/ or the Dow Distribution; (viii) disruptions or business uncertainty, including from the Corteva Distribution, could adversely impact DowDuPont’s business or financial performance and its ability to retain and hire key personnel; (ix) uncertainty as to the long-term value of DowDuPont common stock; (x) potential inability to access the capital markets; and (xi) risks to DowDuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DowDuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DowDuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DowDuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission (the “SEC”), as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s or Corteva, Inc.’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DowDuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DowDuPont’s 2018 Annual Report on Form 10-K as may be modified by DowDuPont’s 2019 quarterly reports on Form 10-Q and current reports on Form 8-K.

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PROXY STATEMENT SUMMARY

Annual Meeting of Stockholders

Date and Time	Place	Record Date
June 25, 2019 8:00 A.M. Eastern Time	974 Centre Road Chestnut Run Plaza, Building 730 Wilmington, Delaware 19805	April 26, 2019

Meeting Agenda and Voting Recommendations

Agenda Item		Board Recommendation	Page
1:	ELECTION OF DIRECTORS	FOR EACH NOMINEE	13

2:	ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	FOR	57

3:	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR	58

4:	STOCKHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT	AGAINST	62

5:	STOCKHOLDER PROPOSAL – PREPARATION OF AN EXECUTIVE COMPENSATION REPORT	AGAINST	64

6:	STOCKHOLDER PROPOSAL – REPORT ON CLIMATE CHANGE INDUCED FLOODING AND PUBLIC HEALTH	AGAINST	66

7:	STOCKHOLDER PROPOSAL – REPORT ON PLASTIC POLLUTION	AGAINST	68

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

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PROXY STATEMENT SUMMARY (continued)

Executive Summary

Effective August 31, 2017, The Dow Chemical Company and its consolidated subsidiaries (“Historical Dow”) and E. I. du Pont de Nemours and Company and its consolidated subsidiaries (“Historical DuPont”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Transaction”). The Merger Transaction resulted in each of Historical Dow and Historical DuPont surviving as subsidiaries of DowDuPont Inc. (“DowDuPont”). For purposes of this Proxy Statement, references to “the Company” refer to DowDuPont.

Following the Merger Transaction, DowDuPont began taking steps to separate into three, independent, publicly traded companies - one for each of its agriculture, materials science and specialty products businesses (the “Intended Business Separations” and the transactions to accomplish the Intended Business Separations, the “separations”). Dow Inc. (“Dow”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the materials science business and Corteva Inc. (“Corteva”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the agriculture business.

The separation of Dow was completed on April 1, 2019 when DowDuPont stockholders received a pro rata dividend of all of the outstanding shares of common stock of Dow (the “Dow Distribution”). DowDuPont expects to complete the separation and distribution of Corteva on June 1, 2019 through a pro rata dividend of the shares of the capital stock of Corteva (the “Corteva Distribution” and, together with the Dow Distribution, the “distributions”). Following the distributions, DowDuPont will continue to hold the specialty products business, expects to change its corporate name to DuPont de Nemours Inc. and will become known as DuPont. References to “DuPont” in this Proxy Statement refer to the Company after the consummation of the Corteva Distribution.

DowDuPont intends to complete a reverse stock split to increase the market price of its common stock in connection with the Corteva Distribution. DowDuPont will hold a special meeting of stockholders at which stockholders will be asked to vote on a proposal to adopt and approve the reverse stock split to reflect a ratio of not less than 2-for-5 and not greater than 1-for-3, with the exact ratio to be determined by the Board (the “Reverse Stock Split”). DowDuPont will provide stockholders with a separate proxy statement in connection with the matters to be voted on at the special meeting. This Proxy Statement does not relate to the special meeting and only relates to the items of business described herein which are expected to be considered at the 2019 Meeting.

The Proxy Statement contains certain information regarding the year ended December 31, 2018, including information with respect to director and executive compensation and certain other matters, as required by the rules and regulations of the SEC. The 2018 information presented in the Proxy Statement is information for DowDuPont and does not give effect to the Dow Distribution or the intended distribution of Corteva. The Proxy Statement also includes information as of the record date for the 2019 Meeting and as of the date hereof. All information as of the record date and as of the date hereof presented in the Proxy Statement gives effect to the completion of the Dow Distribution, but does not give effect to the distribution of Corteva, which is expected to occur after the date hereof and prior to the date of the 2019 Meeting. Finally, the Proxy Statement includes certain information with respect to DuPont which is expected to be the remaining business of the Company after the completion of the distributions and as of the date of the 2019 Meeting.

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PROXY STATEMENT SUMMARY (continued)

2018 Performance Highlights

•

2018 GAAP earnings per share from continuing operations totaled $1.65. Adjusted earnings per share* was $4.11, up 21 percent versus pro forma results in 2017. Adjusted earnings per share excludes significant items totaling net charges of $2.02 per share, as well as a $0.44 per share charge for Historical DuPont amortization of intangible assets.

•	2018 GAAP net sales increased 38 percent. Net sales increased 8 percent to $86.0 billion versus pro forma results in 2017, with gains in all regions.
•

2018 GAAP Net Income from Continuing Operations totaled $4.0 billion. Operating EBITDA* increased 13 percent to $18.3 billion versus pro forma results in 2017, as cost synergies; local price gains; volume growth, including the benefit of new capacity additions; lower pension/OPEB costs; and higher equity earnings more than offset higher raw material costs.

•	Net income available for common stockholders was $3,844 million ($1.65 per share) in 2018, compared with $1,460 million ($0.91 per share) in 2017.
•

In 2018, Historical Dow and Historical DuPont each made discretionary contributions of $1,100 million to their respective principal U.S. pension plans. On November 1, 2018, the Company announced a new $3.0 billion share buyback program, which expired on March 31, 2019 - commensurate with the expected timing of the materials science spin-off. At December 31, 2018, the Company had repurchased $1.4 billion of shares under this program.

•	On November 1, 2018, the Company increased its cost synergy target under the DowDuPont Synergy Program to $3.6 billion. DowDuPont achieved year-over-year cost synergy savings of $1.6 billion.
•

Cash flow from operations totaled $4.7 billion in 2018 and included discretionary pension contributions of approximately $2.2 billion. Excluding these discretionary contributions, cash flow from operations would have been $6.9 billion in 2018.

•	The Company completed steps to establish the initial capital structure of Dow, Corteva and DuPont, including the issuance of $12.7 billion of senior unsecured notes by the Company.

*	See Appendix A for a reconciliation to the most directly comparable U.S. GAAP financial measures.

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PROXY STATEMENT SUMMARY (continued)

Director Nominees

You are being asked to vote on the election of 12 directors. All directors are elected annually. Detailed information about each Director’s background, skills and expertise can be found in Proposal 1 — Election of Directors. The committee memberships referenced in the following table reflect the expected committee composition following the Corteva Distribution.

(As of the date of the Proxy) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Sustainability, Public Policy, Environment, Health & Safety Committee	Other Current Public Boards
Edward D. Breen
Age 63 Chair and Chief Executive Officer, DowDuPont						1
Ruby R. Chandy
Age 57 Chief Executive Officer & President, Lumina Advisory Services	X	X			CH	2
Franklin K. Clyburn, Jr.
Age 54 EVP, Chief Commercial Officer, Merck	X		X	X
Terrence R. Curtin
Age 50 Chief Executive Officer, TE Connectivity	X	X	X			1
Alexander M. Cutler
Age 67 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1
C. Marc Doyle
Age 50 Chief Operating Officer, Specialty Products Division, DowDuPont
Eleuthère I. du Pont
Age 52 President, Longwood Foundation	X	X	X
Rajiv L. Gupta
Age 73 Chairman of Aptiv, PLC	X			CH	X	3
Luther C. Kissam
Age 54 Chair, President & Chief Executive Officer, Albemarle Corp.	X	X	X			1
Frederick M. Lowery
Age 48 SVP, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X
Raymond J. Milchovich
Age 69 Former Chair and Chief Executive Officer, Foster Wheeler AG	X			X	X
Steven M. Sterin
Age 47 Former EVP & Chief Financial Officer, Andeavor	X	CH			X

CH = Chair

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PROXY STATEMENT SUMMARY (continued)

Corporate Governance Best Practices

As part of DowDuPont’s commitment to high ethical standards, the Board follows sound governance practices. These practices, which are summarized below, are described in more detail beginning on page 3 of the Proxy Statement and on the Company’s website at www.dow-dupont.com/investors/corporate-governance.

Board Independence	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights
10 of 12 Director nominees are independent Independent Board Committees	Annual Board elections Directors are elected by a majority of votes cast Directors not elected by a majority of votes cast are subject to the Company’s resignation policy	Non-employee Directors meet in executive session without management at each regularly scheduled Board meeting Annual Board and Committee evaluations Director orientation and education programs

Non-employee

Directors are

required to comply

with stock ownership

guidelines

Directors are
required to hold
Company granted
shares until

retirement

Executives and
directors

prohibited from
hedging or
pledging

Company stock

Stockholder right to call special meetings (with a 25% ownership threshold) No super-majority stockholder voting requirements Eligible stockholders are able to nominate directors through proxy access

Company Leadership and Board Composition

Company Leadership

Prior to the completion of the Dow Distribution on April 1, 2019, Jeff Fettig served as the Executive Chairman of the Board and Edward D. Breen served as the Chief Executive Officer of DowDuPont. In connection with the Dow Distribution, Mr. Fettig resigned from the Board of DowDuPont and became the non-executive chairman of Dow. Following the Dow Distribution, Mr. Breen was appointed as the Chair and Chief Executive Officer of DowDuPont. Following the Corteva Distribution, Mr. Breen will serve as the Executive Chair of DuPont and Marc Doyle, currently chief operating officer of the Specialty Products Division, will be Chief Executive Officer of DuPont.

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PROXY STATEMENT SUMMARY (continued)

Board Composition and Director Experience

As of the date of the Proxy Statement the Board was composed of the Directors listed below. As indicated in the table, certain of the current Directors are expected to resign in connection with the Corteva Distribution and become directors of Corteva and certain of the current Directors are expected to continue as Directors of DuPont and are nominated for re-election at the 2019 Meeting.

Expected Board Affiliation Following Corteva Distribution

Current DowDuPont Directors	Corteva	DuPont

Lamberto Andreotti	X

Edward D. Breen	X	X

Robert A. Brown	X

Alexander M. Cutler		X

Lois D. Juliber	X

Lee M. Thomas	X

Patrick J. Ward	X

Following the Corteva Distribution and prior to the 2019 Meeting, the following individuals are expected to be appointed to the Board of DuPont (prior to the Corteva Distribution, DowDuPont): Ruby R. Chandy, Franklin K. Clyburn, Jr., Terrence R. Curtin, C. Marc Doyle, Eleuthère I. du Pont, Rajiv L. Gupta, Luther C. Kissam, Frederick M. Lowery, Raymond J. Milchovich and Steven M. Sterin (collectively, the “New DuPont Directors”). Mr. Milchovich previously served on the DowDuPont Board from September 1, 2017 until July 1, 2018. These ten directors, as well as Messrs. Breen and Cutler, will stand for re-election at the 2019 Meeting.

The Directors collectively possess a variety of skills, professional experience, and diversity of backgrounds that allow them to effectively oversee DowDuPont’s business including: leadership experience, international experience, operational experience in a variety of relevant fields and industries, public company board experience, board or other significant experience with academic research and philanthropic institutions and trade and industry organizations, and prior government or public policy experience.

Executive Compensation

Compensation of the executive officers of DowDuPont is overseen by the People and Compensation Committee (or, in the case of both the former Executive Chairman and the CEO, by the Compensation Committee and the independent members of the Board). For 2018 compensation decisions, the Compensation Committee delegated certain responsibilities relating to the compensation and benefits provided to employees of Historical Dow and Historical DuPont to the Historical Dow Compensation Subcommittee and the Historical DuPont Compensation Subcommittee respectively, with the exception of the Executive Officers of DowDuPont, in which case oversight remained with the Compensation Committee and the Board. The Board, the Compensation Committee and the respective Subcommittees were assisted in performance of their oversight duties by independent compensation consultants.

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PROXY STATEMENT SUMMARY (continued)

The following summarizes key governance characteristics related to the executive compensation programs in which the named executive officers participate:

KEY EXECUTIVE COMPENSATION PRACTICES

✓   Active stockholder engagement

✓   Strong links between executive compensation outcomes and company financial and market performance

✓   Ensuring that compensation programs do not encourage excessive risk taking

✓   Significant focus on performance-based pay

✓   Each component of target pay benchmarked with respect to peer group or the general market, as applicable

✓   Carefully structured peer group with regular Compensation Committee review

✓   Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs

✓   100% independent Compensation Committee

✓   Clawback policy

✓   Anti-hedging/Anti-pledging policies

✓   Independent compensation consultants reporting to the Compensation Committee

✓   No new single-trigger change in control agreements

✓   Stock incentive plans prohibit option repricing, reloads, exchanges or options granted below market value without stockholder approval

✓   Regular review of the Compensation Committee Charter to ensure best practices and priorities

Following the Dow Distribution and the Corteva Distribution, the future compensation committees of each of Dow, Corteva and DuPont are expected to review and modify the executive compensation structures applicable to each company.

Executive Compensation Program Summary

Given the Intended Business Separations within a relatively short period of time after the closing of the Merger Transaction, a decision was made not to develop separate executive compensation programs at the DowDuPont level. Each of the Historical Dow and Historical DuPont executive compensation programs delivers value through three primary forms of compensation: base salary, annual incentives, and long-term incentives.

viii

2019 Annual Meeting of Stockholders

DowDuPont Inc.

ix

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 25, 2019

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Stockholders may request their proxy materials be delivered to them electronically in 2020 by visiting

https://enroll.icsdelivery.com/dwdp.

The Proxy Statement contains certain information regarding the year ended December 31, 2018, including information with respect to director and executive compensation and certain other matters, as required by the rules and regulations of the SEC. The 2018 information presented in the Proxy Statement is information for DowDuPont and does not give effect to the Dow Distribution or the intended distribution of Corteva. The Proxy Statement also includes information as of the record date for the 2019 Meeting and as of the date hereof. All information as of the record date and as of the date hereof presented in the Proxy Statement gives effect to the completion of the Dow Distribution, but does not give effect to the distribution of Corteva, which is expected to occur after the date hereof and prior to the date of the 2019 Meeting. Finally, the Proxy Statement includes certain information with respect to DuPont which is expected to be the remaining business of the Company after the completion of the distributions and as of the date of the 2019 Meeting.

VOTING AND ATTENDANCE PROCEDURES

In this Proxy Statement, you will find information on the Board of Directors of DowDuPont Inc. (the “Board”), the candidates for election to the Board, and six other items to be voted upon at the 2019 Annual Meeting of Stockholders (the “2019 Meeting”) and any adjournment or postponement of the 2019 Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about April 29, 2019.

Vote Your Shares in Advance

You may vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form. Your shares will be voted only if the proxy or voting instruction form is properly executed and received by the independent Inspectors of Election prior to the 2019 Meeting. Except as provided below with respect to shares held in employee savings plans, if no specific instructions are given by you when you execute your voting instruction form, as explained on the form, your shares will be voted as recommended by the Board.

You may revoke your proxy or voting instructions at any time before their use at the 2019 Meeting by sending a written revocation, by submitting another proxy or voting form on a later date, or by attending the 2019 Meeting and voting in person. No matter which voting method you choose, however, you should not vote any single account more than once unless you wish to change your vote. Be sure to submit votes for each separate account in which you hold DowDuPont common stock.

Confidential Voting

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in other limited circumstances. The policy further provides that employees may confidentially vote their shares of Company stock held by employee savings plans, and requires the appointment of an independent tabulator and Inspectors of Election for the 2019 Meeting.

Dividend Reinvestment Plan Shares and Employee Savings Plan Shares

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare CIP”), the DowDuPont common stock owned on the record date by you directly in registered form, plus all shares of common stock held for you in the Computershare CIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare CIP shares will be voted as recommended by the Board.

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VOTING AND ATTENDANCE PROCEDURES (continued)

Participants in various employee savings plans will receive a voting instruction form. Your executed form will provide voting instructions to the respective plan trustee. If no instructions are provided, the plan trustees and/or administrators for the relevant employee savings plan will vote the shares according to the provisions of the relevant employee savings plan. To allow sufficient time for voting, your voting instructions must be received by 11:59 P.M. Eastern Time on June 20, 2019. You may not vote your shares held in an employee savings plan in person at the Annual Meeting.

DowDuPont Shares Outstanding and Quorum

At the close of business on the record date, April 26, 2019, there were 2,246,370,461 shares of DowDuPont common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of at least 50% of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the 2019 Meeting.

For Agenda Item 1: Election of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected. For all other Agenda Items to be presented for a vote at the 2019 Meeting (2 through 7), each such item must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will be included in determining the presence of a quorum at the 2019 Meeting, but will not be counted or have an effect on the outcome of any matter except as specified below with respect to Agenda Item 3.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under New York Stock Exchange (“NYSE”) rules, your bank or broker may vote shares held in beneficial name only on Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm, without instruction from you, but may not vote on any other matter to be voted on at the 2019 Meeting. A list of stockholders of record entitled to vote shall be open to any stockholder for any purpose relevant to the 2019 Meeting for ten days before the 2019 Meeting, during normal business hours, at the Office of the Corporate Secretary.

Proxy Solicitation on Behalf of the Board

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the 2019 Meeting or an adjournment or postponement thereof. Directors, officers and employees may solicit proxies on behalf of the Board in person, by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

DowDuPont has retained Innisfree M&A Incorporated to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $25,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by DowDuPont on request. The cost of solicitation will be borne by the Company.

Attending the 2019 Meeting

An approved form of proof of stock ownership is necessary to attend the 2019 Meeting. If you hold your shares through a bank or broker, you will need proof of record date ownership for admission to the 2019 Meeting, such as a letter from the bank or broker. In addition, such holders who wish to vote in person at the 2019 Meeting must obtain a “legal proxy” from the bank, broker or other holder of record that holds their shares in order to be entitled to vote at the 2019 Meeting.

All stockholders and proxy holders wishing to attend the 2019 Meeting should bring and present valid government issued photo identification for admittance. Proxy holders will also be asked to present credentials for admittance.

Please note that cameras, sound or video recording equipment, or other similar equipment, electronic devices, large bags or packages will not be permitted in the 2019 Meeting.

Other Matters

The Board does not intend to present any business at the 2019 Meeting that is not described in this Proxy Statement. The enclosed proxy or other voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board is not aware of any other matter that may properly be presented for action at the 2019 Meeting.

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CORPORATE GOVERNANCE

Strong corporate governance is an integral part of both Historical Dow’s and Historical DuPont’s core values, and, as a result, DowDuPont is committed to applying the same sound corporate governance and leadership principles and practices. Within this section, you will find information about the Board and its governance structure and processes. This section provides an overview of the current corporate governance structure of DowDuPont which was modified in connection with the separations and will be in place for DuPont going forward.

DowDuPont Board Corporate Governance Guidelines

The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews these guidelines periodically to consider the need for amendments or enhancements. Among other things, these guidelines delineate the Board’s responsibilities, leadership structure, independence, qualifications, election, annual self-evaluation, and access to management and advisors.

We invite you to visit the Company’s website at www.dow-dupont.com/investors/corporate-governance to review the following governance documents:

•	Director Code of Conduct

•	Employee Code of Conduct

•	Amended and Restated Certificate of Incorporation

•	Third Amended and Restated Bylaws

•	Corporate Governance Guidelines

•	Code of Financial Ethics

•	Board Committee Charters and Membership

•	Conflict Minerals and Human Rights Reports and Policies

Board Composition

As of the date of the Proxy Statement the Board was composed of the Directors listed below. As indicated in the table below, certain of the current Directors are expected to resign in connection with the Corteva Distribution and become directors of Corteva and certain of the current Directors are expected to continue as Directors of DuPont and are nominated for re-election at the 2019 Meeting.

Expected Board Affiliation Following Corteva Distribution

Current DowDuPont Directors	Corteva	DuPont
Lamberto Andreotti	X
Edward D. Breen	X	X
Robert A. Brown	X
Alexander M. Cutler		X
Lois D. Juliber	X
Lee M. Thomas	X
Patrick J. Ward	X

Following the Corteva Distribution and prior to the 2019 Meeting, the following individuals are expected to be appointed to the Board of DuPont (prior to the Corteva Distribution, DowDuPont): Ruby R. Chandy, Franklin K. Clyburn, Jr., Terrence R. Curtin, C. Marc Doyle, Eleuthère I. du Pont, Rajiv L. Gupta, Luther C. Kissam, Frederick M. Lowery, Raymond J. Milchovich and Steven M. Sterin (collectively, the “New DuPont Directors”). Mr. Milchovich previously served on the DowDuPont Board from September 1, 2017 until July 1, 2018. These ten directors, as well as Messrs. Breen and Cutler, will stand for re-election at the 2019 Meeting.

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CORPORATE GOVERNANCE (continued)

Director Independence

The Board has assessed the independence of each non-employee Director in accordance with the standards of independence of the NYSE, SEC rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that all of the current Directors other than Mr. Breen are independent. These independent Directors constitute a “substantial majority” of the Board, consistent with Board policy. In addition, the Board has determined that each of the nominees for Director other than Messrs. Breen and Doyle is independent. The Nomination and Governance Committee, as well as the Board, will annually review relationships that Directors may have with the Company and members of management to make a determination as to whether there are any material relationships that would preclude a Director from being independent.

All members of the Audit, People and Compensation, and Nomination and Governance Committees are independent Directors under the Corporate Governance Guidelines and applicable regulatory and listing standards.

The Board had previously determined that the following individuals who served as Directors on the DowDuPont Board until the effective date of the Dow Distribution were also independent Directors: Ajay Banga, Jacqueline K. Barton, James A. Bell, Richard K. Davis, Jeff M. Fettig and Ruth G. Shaw. In addition, the Board had previously determined that each of Dennis H. Reilley, who retired from the Board on December 31, 2018, Marillyn A. Hewson, who retired from the Board on March 31, 2019, Paul Polman, who retired from the Board on April 1, 2019, and James M. Ringler, who retired from the Board on April 1, 2019, was an independent Director.

Board Leadership Structure

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance. Prior to the completion of the Dow Distribution on April 1, 2019, Jeff Fettig served as the non-employee Executive Chairman and Edward D. Breen served as the Chief Executive Officer of DowDuPont. Mr. Fettig also served as a Co-Lead Independent Director, along with Alexander M. Cutler. Following the Dow Distribution, Mr. Breen became the Chair and Chief Executive Officer of DowDuPont and Mr. Cutler became the sole Lead Independent Director.

Chair

The Chair has the lead responsibility for chairing the Board. The Chair presides at all meetings of the stockholders and the Board and performs such other duties and may exercise such other powers as may from time to time be assigned by the Bylaws or by the Board.

Chief Executive Officer

The Chief Executive Officer reports to the Board and has general charge and supervision of the business of the Company subject to the direction of the Board. The Chief Executive Officer performs all duties and has all powers that are commonly incident to the office of chief executive or that are delegated to such officer by the Board.

Committees

Committees perform many important functions. The responsibilities of each Committee are stated in their respective Committee charters. The Board, upon the recommendation of the Nomination and Governance Committee, elects members to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee as set forth in the Bylaws.

The Board currently has four Committees: (i) Audit Committee; (ii) Nomination and Governance Committee; (iii) People and Compensation Committee; and (iv) Sustainability, Public Policy, Environment and Health and Safety Committee (“SPEH&S Committee”).

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CORPORATE GOVERNANCE (continued)

A brief description of the responsibilities of the Committees are as follows:

Committees

Audit Committee

All members of the Audit Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

The Board has determined that all members of the Audit Committee are “audit committee financial experts” within the meaning of applicable SEC rules.

Held 11 meetings during 2018.

•  Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s Consolidated Financial Statements.

•  Reviews and approves the Audit Committee Pre-Approval Policy of audit and non-audit services provided by the Company’s independent registered public accounting firm (the “Pre-Approval Policy”).

•  Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.

•  Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on any compliance matter that could adversely impact the Company’s external reporting process or adequacy of internal controls.

•  Reviews the scope of the audit activities of the independent registered public accounting firm and the Company’s internal auditors and appraises audit efforts of both.

•  Reviews services provided by the Company’s independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm.

•  Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

A Summary of the Pre-Approval Policy is included as part of Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm in this Proxy Statement.

Nomination and Governance Committee

All members of the Nomination and Governance Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held four meetings during 2018.

•  Develops and recommends to the Board a set of corporate governance guidelines for the Company.

•  Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.

•  Monitors the functioning of Board Committees.

•  Oversees the Board’s new director orientation program.

•  Oversees the annual assessment of the Board and its Committees.

•  Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Code of Conduct and Code of Financial Ethics, Certificate of Incorporation, Bylaws and Committee charters.

•  Oversees the Company’s compliance programs, including the Code of Conduct and Code of Financial Ethics.

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CORPORATE GOVERNANCE (continued)

People and Compensation Committee

All members of the People and Compensation Committee are independent Directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held five meetings during 2018.

•  Retains any compensation consultants that the Committee, in its sole discretion, deems appropriate to fulfill its duties and responsibilities; the Committee sets the compensation and oversees the work of the consultants, including approval of an applicable executive compensation peer group.

•  Assesses current and future senior leadership talent for Company officers.

•  Assists the Board in the CEO succession planning process.

•  Reviews and approves the Company’s programs for executive development, performance and skills evaluations.

•  Conducts an annual review of the Company’s diversity talent and diversity representation on the slate for key positions.

•  Reviews and approves the goals and objectives relevant to the CEO’s compensation, oversees the performance evaluation of the CEO based on such goals and objectives and, together with the other independent members of the Board of Directors, determines and approves the CEO’s compensation based on this evaluation.

•  Reviews and approves all compensation and employment arrangements, including severance agreements, of the Company’s executive officers and named executive officers other than the CEO.

•  Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluates compensation policies and practices that could mitigate any such risk.

•  Works with management to develop the Compensation Discussion and Analysis and other compensation disclosures for inclusion in the Company’s Annual Report on Form 10-K, annual meeting Proxy Statement or any other filings with the SEC.

•  Considers the voting results of any say-on-pay or related stockholder proposals.

•  Recommends non-employee directors’ compensation to the Board of Directors.

SPEH&S Committee Held one meeting during 2018.

•  Assesses the effectiveness of, and advises the Board on, corporate responsibility programs and initiatives, including the Company’s public policy, environment, health and safety (“EH&S”) and sustainability policies and programs and matters impacting the Company’s public reputation.

•  Oversees and advises the Board on the Company’s corporate citizenship and corporate social responsibility programs and activities, including public policy management, advocacy priorities, philanthropic contributions, and corporate reputation management.

•  Reviews the Company’s public policy positions, strategy regarding political engagement and corporate social responsibility initiatives.

•  Assesses the Company’s EH&S and sustainability policies and performance and makes recommendations to the Board and the management of DowDuPont with regard to the same.

•  Reviews and provides input to management regarding the management of current and emerging EH&S and sustainability issues and reports periodically to the Board on EH&S and sustainability matters affecting DowDuPont.

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CORPORATE GOVERNANCE (continued)

Committee Membership

A list of the current Directors and their respective Committee memberships is below:

Committees
Director	Audit	Nomination and Governance	People and Compensation	SPEH&S Committee
Lamberto Andreotti*#			X
Edward D. Breen – Chief Executive Officer				CH
Robert A. Brown*#	X
Alexander M. Cutler*	X	CH
Lois D. Juliber*#			CH
Lee M. Thomas*#				X
Patrick J. Ward*#	CH

* = Independent    CH = Chair    # = Expected to Resign from the Board at the time of the Corteva Distribution

Following the Corteva Distribution and the appointment of the New DuPont Directors, the Board Committees are expected to be composed as follows:

Committees
Director	Audit	Nomination and Governance	People and Compensation	SPEH&S Committee
Edward D. Breen
Ruby R. Chandy*	X			CH
Franklin K. Clyburn, Jr.*		X	X
Terrence R. Curtin*	X	X
Alexander M. Cutler*		CH	X
C. Marc Doyle
Eleuthère I. du Pont*	X	X
Rajiv L. Gupta*			CH	X
Luther C. Kissam*	X	X
Frederick M. Lowery*			X	X
Raymond J. Milchovich*			X	X
Steven M. Sterin*	CH			X

* = Independent    CH = Chair

Board’s Role in the Oversight of Risk Management

The Board is responsible for overseeing the overall risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Committees and the Board as a whole participate in the oversight of the process. Specifically, the Board has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan, and each Committee is responsible for oversight of specific risk areas relevant to their respective charters. This process includes an assessment of potential cyber-attacks and the ongoing review of the Company’s comprehensive cyber security program.

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CORPORATE GOVERNANCE (continued)

The Board, acting through its committee structure, is responsible for overseeing that management implements and follows this risk management process and for coordinating the outcome of reviews by Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility
Audit Committee	Management and effectiveness of accounting, auditing, external reporting, compliance and internal controls, and cyber security
Nomination and Governance Committee	Director independence, potential conflicts of interest and other ethics and compliance
People and Compensation Committee	The Company’s executive compensation practices
SPEH&S Committee	Emerging regulatory developments related to safety, health and environment and public policy management matters

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

Stockholder Engagement

Throughout the year, the independent Directors and members of the management team continued extensive outreach to stockholders, engaging with investors who collectively held over 50% of outstanding shares of the Company’s common stock. Through this outreach, the management team updated investors on a range of topics such as the Merger Transaction and Intended Business Separations, the overall business strategy, current business conditions, corporate citizenship and sustainability, corporate governance practices and executive compensation, as well as gained an understanding of the perspectives and concerns of each investor. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support, when reviewing the business, corporate governance and executive compensation profiles of the Company.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, the Chair, the Lead Independent Director or other independent Directors, may do so by writing in care of the Office of the Corporate Secretary, 974 Centre Road, Wilmington, DE 19805.

The Board’s independent Directors have approved procedures for handling correspondence received by the Company and addressed to the Board, the Chair, the Lead Independent Director or other outside Directors. Communications will be distributed to any or all Directors as appropriate depending upon the individual communication. However, the Directors have requested that communications that do not directly relate to their duties and responsibilities as Directors of the Company be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam”; advertisements; mass mailings; form letters and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any Director upon such Director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board, Committees and Annual Meeting Attendance

During 2018, DowDuPont held seven Board meetings and 21 Committee meetings. All of the incumbent Directors attended more than 75% of the sum of the total number of Board meetings and the total number of meetings of the Committees on which the Director served during the past year. The Directors are encouraged to attend all Annual Meetings of Stockholders, and in 2018 fourteen Directors then serving on the DowDuPont Board attended the Annual Meeting of Stockholders held on April 25, 2018.

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CORPORATE GOVERNANCE (continued)

Executive Sessions of Directors

The non-employee Directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2018, there were seven executive sessions of the Board chaired by the Co-Lead Independent Directors for the Board. The Committees typically meet in executive session in connection with every Committee meeting.

Director Qualifications and Diversity

The Nomination and Governance Committee has adopted guidelines to be used in evaluating candidates for Board membership in order to ensure a diverse and highly qualified Board of Directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, diversity, time availability in light of other commitments, dedication and conflicts of interest are among the relevant criteria, which will vary depending on the needs of the Board. In addition, the Board limits the number of other public company boards that a director may serve on. No director who is an executive officer of a public company may serve as a director of the Company if he or she serves on more than a total of three public company boards, including the Board and the board of the company with which the director is employed. If a director is not an executive officer of a public company, he or she may serve on a maximum of four public company boards, including the Board. Directors are required to advise the Chair in advance of serving on another company’s board.

Guidelines for Director qualifications are included in the Corporate Governance Guidelines. The guidelines for Director qualifications provide that a commitment to diversity is a consideration in the identification and nomination of Director candidates, and that candidates are evaluated to provide for a diverse and highly qualified Board. The Nomination and Governance Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to these guidelines in the review and discussion of Board candidates when assessing the composition of the Board and by including questions regarding the diversity of the Board membership in the Board’s annual self-evaluations.

Identifying Director Candidates

Among the Nomination and Governance Committee’s most important functions is the selection of Directors who are recommended to the Board as candidates for election. The Nomination and Governance Committee has adopted a process for identifying new Director candidates. Recommendations may be received by the Nomination and Governance Committee from various sources, including current or former Directors, a search firm retained by the Nomination and Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Nomination and Governance Committee is open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Nomination and Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Nomination and Governance Committee through the Office of the Corporate Secretary. The Nomination and Governance Committee uses the same process to evaluate Director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

Director Candidate Nominations through Proxy Access

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available at www.dow-dupont.com/investors/corporate-governance.

Board Term and Director Retirement Policy

The Certificate of Incorporation provides that all Directors stand for election at each Annual Meeting of Stockholders.

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CORPORATE GOVERNANCE (continued)

The Corporate Governance Guidelines provide that Directors should not be nominated for election to the Board after reaching age 75, unless it is determined that it is in the best interests of the Company to extend the retirement date.

Code of Conduct

The Board has adopted a Code of Conduct for all Directors of the Company and a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, the Company has a code of conduct applicable to all employees. The full text of Director’s Code of Conduct, Code of Financial Ethics and the Employee Code of Conduct are available at www.dow-dupont.com/investors/corporate-governance. In addition, DowDuPont discloses on its website any waiver of or amendment to the Director Code of Conduct and the Code of Financial Ethics requiring disclosure under applicable rules.

Related Person Transactions

The Board adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under the policies and procedures, the Nomination and Governance Committee (or any other committee comprised of independent directors designated by the Board) reviews the relevant facts of all proposed Related Person Transactions and either approves, disapproves or ratifies the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate:

(i)	the commercial reasonableness of the transaction;

(ii)	the materiality of the Related Person’s direct or indirect interest in the transaction;

(iii)	whether the transaction may involve a conflict of interest, or the appearance of one;

(iv)	whether the transaction was in the ordinary course of business; and

(v)	the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No Director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of DowDuPont and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Nomination and Governance Committee for ratification. If the Nomination and Corporate Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

Under DowDuPont’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which:

(i)	DowDuPont was, is or will be a participant;

(ii)	the aggregate amount involved exceeds $120,000 in any fiscal year; and

(iii)	any Related Person had, has or will have a direct or indirect material interest.

A “Related Person” is generally any person who is, or at any time since the beginning of DowDuPont’s last fiscal year was:

(i)	a Director or an executive officer of DowDuPont or a nominee to become a Director of DowDuPont;

(ii)	any person who is known to be the beneficial owner of more than 5% of any class of DowDuPont’s outstanding common stock; or

(iii)	any immediate family member of any of the persons mentioned above.

Certain Relationships and Related Transactions

DowDuPont and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the Directors and executive officers of DowDuPont, or their immediate family

10

CORPORATE GOVERNANCE (continued)

members, are employees. The Nomination and Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each company involve less than either $1,000,000 or 2% of the consolidated gross revenues of each of the purchaser and the seller, and all such transactions are in the ordinary course of business. Some such transactions are continuing and it is anticipated that similar transactions will occur from time to time. From time to time, the Company may have employees who are related to DowDuPont executive officers and Directors. An adult child of Mr. Charles J. Kalil, who served as the Special Counsellor to the Executive Chairman and General Counsel, Materials Science Division until October 1, 2018, is employed by Dow in a non-executive position. In 2018, she received compensation in the approximate amount of $248,000, which amount and other terms of her employment, including equity awards, are commensurate with that of her peers and determined on a basis consistent with Dow’s human resources policies.

Agreements with Dow and Corteva

In connection with the Dow Distribution and the Corteva Distribution, we entered into or will enter into certain agreements that will effect the separation, provide for the allocation of DowDuPont’s assets, employees, liabilities and obligations (including its investments, property and employee benefits and tax-related assets and liabilities) among the Company, Dow, and Corteva, and provide a framework for our relationship with Dow and Corteva following the separation and distribution.

Separation and Distribution Agreement

The Company entered into a Separation and Distribution Agreement, effective as of April 1, 2019, with Dow and Corteva (collectively with the Company, the “Parties”) that sets forth, among other things, the agreements among the Parties regarding the principal transactions necessary to effect the distributions. It also sets forth other agreements that govern certain aspects of the Parties’ ongoing relationships after the completion of the distributions.

Tax Matters Agreement

The Parties entered into a Tax Matters Agreement, effective as of April 1, 2019, that governs their respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

Employee Matters Agreement

The Parties entered into an Employee Matters Agreement, effective as of April 1, 2019. The Employee Matters Agreement identifies employees and employee-related liabilities (and attributable assets) to be allocated (either retained, transferred and accepted, or assigned and assumed, as applicable) to the Parties as part of the Distributions and describes when and how the relevant transfers and assignments will occur.

Intellectual Property Cross-License Agreements

DowDuPont entered into an Intellectual Property Cross-License Agreement with Dow, effective as of April 1, 2019 (the “DowDuPont-Dow IP Cross-License Agreement”). In addition, Dow and Corteva entered into an Intellectual Property Cross-License Agreement, effective as of April 1, 2019 (the “Dow-Corteva IP Cross-License Agreement”). The Intellectual Property Cross-License Agreements set forth the terms and conditions under which the applicable Parties may use in their respective businesses, following each of the Distributions, certain know-how (including trade secrets), copyrights, and software, and certain patents and standards, allocated to another Party pursuant to the Separation and Distribution Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its Directors and executives by monitoring transactions and completing and filing reports on their behalf.

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CORPORATE GOVERNANCE (continued)

Based solely upon a review of SEC filings furnished to the Company and written representations that no other reports were required, all Reporting Persons complied with these reporting requirements during fiscal year 2018, except for a Form 3 for Ms. Juliber which was amended to properly state holding information as of the Merger Transaction closing.

Sustainability Initiatives

DowDuPont is committed to carrying forward the legacy of Historical Dow and Historical DuPont in its agriculture and specialty products businesses by continuing to drive sustainable innovation that helps to bring progress and prosperity for future generations.

DowDuPont’s agriculture business is focused on sustainable food production, which means more than expanding the food supply. It also encompasses social, economic and ecological considerations, such as infrastructure, storage, waste reduction and improving and preserving water quality—all of which are critical to achieving global food security. It includes producing sustainable nutrition alternatives by boosting the nutritional benefits of soy, encouraging sustainable planting methods by developing corn hybrids resistant to insects, diseases and herbicides and developing sustainable pest control methods.

Essential to DowDuPont’s Specialty Products Division’s overall strategy is the concept of Sustainable Growth, which it defines as creating stockholder and societal value while reducing environmental impacts across its value chains. The business’ vision is to be the world’s most dynamic science company, creating sustainable solutions essential to a better, safer, healthier life for people everywhere.

DowDuPont believes that companies contribute to sustainable growth efforts by engaging in regular, open dialogue with all stakeholders about community and company issues and working together to solve problems.

The Specialty Products Division is actively pursuing sustainable growth by using stakeholder feedback to:

•	Set footprint reduction goals to continually reduce our energy and water use, greenhouse gas and other manufacturing emissions;
•	Set market facing goals to drive R&D investments and revenue growth; and
•

Remain a welcome neighbor to communities in which the Company operates, as well as a positive presence in society. This requires meeting the public’s expectations of economic competitiveness and social responsibility, including environmental protection.

12

AGENDA ITEM 1: ELECTION OF DIRECTORS

Board Composition

The Board currently consists of seven members, with Mr. Breen serving as Chair and Chief Executive Officer and Mr. Cutler serving as Lead Independent Director. Each of Messrs. Andreotti, Brown, Thomas and Ward and Ms. Juliber is expected to resign from the Board in connection with the Corteva Distribution and will not stand for re-election at the 2019 Meeting.

Recommendations and Nominations for Director

In accordance with the recommendation of the Nomination and Governance Committee, the Board has nominated the individuals listed in the following table for election as Directors, to serve for a one-year term that expires at the Annual Meeting in 2020 or until their successors are elected and qualified. The committee memberships referenced in the following table reflect the expected committee composition following the Corteva Distribution.

(As of the date of the Proxy) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	SPEH&S Committee	Other Current Public Boards
Edward D. Breen
Age 63 Chair and Chief Executive Officer, DowDuPont						1
Ruby R. Chandy
Age 57 Chief Executive Officer & President, Lumina Advisory Services	X	X			CH	2
Franklin K. Clyburn, Jr.
Age 54 EVP, Chief Commercial Officer, Merck	X		X	X
Terrence R. Curtin
Age 50 Chief Executive Officer, TE Connectivity	X	X	X			1
Alexander M. Cutler
Age 67 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1
C. Marc Doyle
Age 50 Chief Operating Officer, Specialty Products Division, DowDuPont
Eleuthère I. du Pont
Age 52 President, Longwood Foundation	X	X	X
Rajiv L. Gupta
Age 73 Chairman of Aptiv, PLC	X			CH	X	3
Luther C. Kissam
Age 54 Chair, President & Chief Executive Officer, Albemarle Corp.	X	X	X			1
Frederick M. Lowery
Age 48 SVP, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X
Raymond J. Milchovich
Age 69 Former Chair and Chief Executive Officer, Foster Wheeler AG	X			X	X
Steven M. Sterin
Age 47 Former EVP & Chief Financial Officer, Andeavor	X	CH			X

CH = Chair

13

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

The Board unanimously recommends a vote FOR the election of ALL of these nominees as Directors.

The Company’s Bylaws prescribe the voting standard for election of Directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of Directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a Director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Nomination and Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting information, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the 2019 Meeting making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

The NYSE rules do not permit brokers with discretionary authority to vote in the election of Directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will abstain from voting on your behalf and your shares will not be voted in the election of Directors. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on this matter. Please follow the instructions set forth in the voting information provided by your bank or broker.

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AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

DIRECTOR NOMINEES

Information in the biographies summarizes key qualifications and diversity attributes as they apply to the individual Directors to support the conclusion that these individuals are highly qualified to serve on the Board. The information is current as of the date of this Proxy Statement. Each nominee has consented to serve if elected.

EDWARD D. BREEN	Chief Executive Officer, DowDuPont
Age 63

Prior to his role at DowDuPont, Mr. Breen was the Chairman of the Historical DuPont Board and Chief Executive Officer of Historical DuPont. He was named Interim Chairman of the Historical DuPont Board and Chief Executive Officer on October 16, 2015, and assumed those roles permanently on November 9, 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President and Chief Operating Officer, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen is a director of Comcast Corporation (since 2014 and 2005 to 2011). Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen served as a Director of Historical DuPont from February 2015 until the effective date of the Merger Transaction when he became a Director of DowDuPont. Mr. Breen is expected to be appointed to Executive Chair of the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Breen’s experience leading numerous global companies makes him well suited to lead DuPont during this transformative time and to help enhance the Board’s ability to consider, evaluate and maintain oversight over business strategies and risk management efforts.

RUBY R. CHANDY	Former President of the Industrial Division of Pall Corporation
Age 57

Ms. Chandy was the President of the Industrial Division of Pall Corporation, a leading supplier of filtration, separation, and purification technologies, from April 2012 to November 2015. Prior to her time at Pall, Ms. Chandy held leadership positions with several major, global companies including The Dow Chemical Company, Rohm and Haas Corporation, Thermo Fisher Scientific Corporation and Boston Scientific Corporation. Ms. Chandy currently serves on the boards of Ametek Inc. and Flowserve Corporation. She also sits on the Executive Advisory Board of Gryphon Investors, a private equity investment firm and is an executive board member of MIT Sloan. Ms. Chandy joined the Specialty Products Advisory Committee in April of 2018 and has served as an ex-officio member of the DowDuPont Board since that time. Ms. Chandy is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Ms. Chandy has experience in industrial, medical, life science, specialty materials and microelectronics companies. She is a proven executive with experience in international growth and innovation. Her financial, management, environmental and global expertise will bring value to the Board.

15

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

FRANKLIN K. CLYBURN, JR.	Chief Commercial Officer and Executive Vice President, Merck
Age 54

Mr. Clyburn also serves as a member of Merck’s Executive Committee. In his roles at Merck, a publicly traded global pharmaceutical company, Mr. Clyburn is responsible for all operations and P&L across the human health commercial portfolio globally. He previously held various senior leadership positions within the company, most recently serving as President of Global Oncology from 2013 to 2018. He joined Merck in 2008 following eight years as Vice President of various business units at Sanofi-Aventis S. A. (now Sanofi). Earlier in his career, Mr. Clyburn served in a wide range of commercial roles of increasing responsibility at Hoechst Marion Roussel Inc. (now part of Sanofi) from 1994 to 2000. Mr. Clyburn serves as a member of the Executive Leadership Council, is Vice Chairman of the Thomas Edison State University Board of Trustees and also sits on the Better Chance National Board of Directors. Mr. Clyburn is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Clyburn’s tenure at Merck has provided him with vast experience in research and development operations, the regulatory environment, and marketing and sales. He is globally focused and has great depth in sales and marketing of complex, science-based products. Mr. Clyburn also has extensive management experience.

TERRENCE R. CURTIN	Chief Executive Officer and Board Member, TE Connectivity
Age 50

Mr. Curtin assumed the role of CEO at TE Connectivity, a global technology leader in connectivity and sensor solutions, in March of 2017. Prior to the CEO role, Mr. Curtin served as TE’s President, where he was responsible for all of the company’s businesses and mergers and acquisitions activities. Mr. Curtin previously led TE’s Industrial Solutions business segment and also served as TE’s Chief Financial Officer. Prior to his time with TE Connectivity, Mr. Curtin spent eleven years at Arthur Andersen LLP in positions of increasing responsibility. Mr. Curtin has served on the Board of Directors of TE Connectivity since March of 2016. He is also a member of the Board of Directors of the US-China Business Council and serves on the Board of Trustees of Albright College. Mr. Curtin is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Curtin’s experience as the Chief Executive Officer of a global technology company provides him with expertise as a global-minded leader with strong corporate governance skills, M&A experience and technology. He also brings a depth of experience in finance and accounting.

16

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

ALEXANDER M. CUTLER	Former Chairman and Chief Executive Officer, Eaton
Age 67

Mr. Cutler served as the Chairman and Chief Executive Officer of Eaton, a global, diversified industrial manufacturer, from 2000 to 2016. Mr. Cutler formerly served as Eaton’s President and Chief Operating Officer, Executive Vice President and Chief Operating Officer-Controls and Executive Vice President-Operations. He serves on the boards of KeyCorp, United Way Services of Greater Cleveland, and the Musical Arts Association. Mr. Cutler served as a Director of Historical DuPont from 2008 until the effective date of the Merger when he became a Director of DowDuPont.

Skills and Expertise

Mr. Cutler has a wealth of global business management, finance, investor relations, marketing and supply chain and logistics experience as former Chairman and Chief Executive Officer of Eaton. As Lead Independent Director and Chair of the Nomination and Governance Committee, he provides the Board with important insights in the areas of corporate governance and government relations based on his past position as Chair of The Business Roundtable Corporate Governance Committee as well as his various board positions.

C. MARC DOYLE	Chief Operations Officer, Specialty Products Division, DowDuPont
Age 50

Mr. Doyle has served as COO since September 2017. Mr. Doyle will be Chief Executive Officer of DuPont, leading across four business segments: Electronics & Imaging, Nutrition & Biosciences, Safety & Construction, and Transportation & Advanced Polymers. Prior to leading the Specialty Products Division of DowDuPont from 2015 to 2017, he served as Executive Vice President of Historical DuPont with responsibility for the company’s diverse industrial businesses. Mr. Doyle joined Historical DuPont as a research engineer in 1995 and subsequently held positions spanning new business development, marketing, strategic planning, and business management. Before being appointed President of Protection Technologies, a role he held from 2013 to 2015, he served as global business director, first in Photovoltaic Solutions and then for the Kevlar® and Nomex® fibers businesses. Mr. Doyle is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

As the future Chief Executive Officer of DuPont, Mr. Doyle is suited to ensure that critical business issues are brought before the Board, enhancing the Board’s ability to consider, evaluate and maintain oversight over business strategies and DuPont risk management efforts.

17

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

ELEUTHÈRE I. DU PONT	President, Longwood Foundation
Age 52

Mr. du Pont has served in his role with the Longwood Foundation, a private foundation principally supporting charitable organizations, since 2008. He previously served as senior vice president, operations and chief financial officer of drugstore.com from 2007 to 2008. Prior to that time, Mr. du Pont served as president and chief financial officer of Wawa, Inc. Mr. du Pont serves on the boards of WSFS Financial Corporation and Burris Logistics. Mr. du Pont served on the Historical DuPont Board of Directors from 2006 until the effective date of the Merger Transaction. In September of 2017, Mr. du Pont joined the Specialty Products Advisory Committee and has been serving as an ex-officio member of the DowDuPont Board since that time. Mr. du Pont is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

From his experiences as president, chief financial officer and corporate director, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, human resources, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations.

RAJIV L. GUPTA	Chairman of Aptiv, PLC
Age 73

Mr. Gupta has served as Chairman of Aptiv, a global technology company that develops safer, greener and more connected solutions enabling the future of mobility, since March of 2015. Prior to Aptiv, Mr. Gupta spent the majority of his career at Rohm and Haas. He served as its Chairman and Chief Executive Officer from 1999 to 2009. He joined Rohm and Haas in 1971 and held numerous leadership roles throughout his tenure. Mr. Gupta also serves on the board of directors of Arconic Inc. and Avantor Inc., where he is also the chair of the board. Mr. Gupta is a Senior Advisor to New Mountain Capital LLC, a private equity firm. Mr. Gupta is a past chairman of the American Chemistry Council and the Society of Chemical Industry, America Section. Mr. Gupta joined the Specialty Products Advisory Committee in June of 2018 and has served as an ex-officio member of the DowDuPont Board since that time. Mr. Gupta is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Gupta’s professional experience, including as Chairman and CEO of a global public company and other board positions, enables him to contribute his expertise in corporate leadership, public company governance, strategic analysis, operations, and executive compensation matters.

18

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

LUTHER C. KISSAM	Chair, President and Chief Executive Officer, Albemarle Corporation
Age 54

Mr. Kissam was elected Chief Executive Officer of Albemarle Corporation, a global specialty chemicals company with leading positions in lithium, bromine and refining catalysts, effective September of 2011. He was elected to the company’s board of directors in 2011, named President in 2013, and named Chairman of the board in 2016. Mr. Kissam joined Albermarle in 2003 as President, General Counsel and Corporate Secretary, a role he held until he was promoted to President in 2010. Prior to joining Albermarle, Mr. Kissam served as President, General Counsel and Secretary of Merisant company, a manufacturer of artificial sweeteners. Mr. Kissam is a current director of the Citadel Foundation, serves as a director for the Albemarle Foundation, and serves on the board of the Charlotte Sports Foundation. Mr. Kissam joined the Specialty Products Advisory Committee in April of 2018 and has served as an ex-officio member of the DowDuPont Board since that time. Mr. Kissam is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

As the CEO of a global company, Mr. Kissam has developed extensive knowledge in the areas of leadership, global business, corporate finance, safety, risk oversight, mergers and acquisitions, management and corporate governance.

FREDERICK M. LOWERY	Senior Vice President and President, Life Sciences Solutions and Laboratory Products, Thermo Fisher Scientific Inc.

Age 48

Thermo Fisher Scientific Inc. is a publicly traded provider of products and services for life sciences, healthcare and applied markets. In his role, Mr. Lowery leads the BioProduction, Laboratory Products and Laboratory Chemicals businesses, as well as several functions within Life Sciences Solutions. Since joining Thermo Fisher in 2005, he has held a number of senior leadership positions across businesses. Prior to his time at Thermo Fisher, Mr. Lowery was with Maytag Corporate from 1999 to 2005 and began his career as an engineer at General Motors Company. Mr. Lowery is a member of the Boston Renaissance Charter Public School Board of Trustees and a member of the Tennessee Tech University Foundation Board. Mr. Lowery is expected to be appointed to the board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

With his engineering and science backgrounds, Mr. Lowery will bring science and technology perspective combined with senior management capabilities to the Board. Mr. Lowery has a wealth of global experience and has developed operating teams, launched innovative new products and acquired businesses. Additionally, he brings strong manufacturing knowledge and experience.

19

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

RAYMOND J. MILCHOVICH	Former Chairman and Chief Executive Officer, Foster Wheeler AG
Age 69

Mr. Milchovich served as Chief Executive Officer from 2001 to 2010 and Non-Executive Chairman of the Board and Consultant from 2010 to November 2011 of Foster Wheeler AG, a company that engineered and constructed facilities for oil and gas, liquid natural gas, refining, chemical, pharmaceutical and power industries. He also served Nucor Corporation as Director from 2002 to 2007 and 2012 to May 2017 and Lead Director from September 2013 to February 2017. Mr. Milchovich served as a Director of Historical Dow from 2015 until the effective date of the Merger Transaction when he became a Director of DowDuPont. Mr. Milchovich resigned from the DowDuPont Board of Directors as of June 30, 2018, at which time he joined the Specialty Products Advisory Committee and then served as an ex-officio member of the DowDuPont Board of Directors. Mr. Milchovich is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Milchovich brings global business and leadership experience as former Lead Director of Nucor Corporation and former Chief Executive Officer of Foster Wheeler AG. He also possesses finance and accounting expertise including experience with, and direct involvement in and supervision of, the preparation of financial statements and risk management. His additional public company board experience provides additional corporate governance and compensation experience and financial expertise.

STEVEN M. STERIN	Former Executive Vice President and Chief Financial Officer, Andeavor
Age 47

Mr. Sterin served as an executive with Andeavor from 2014 until the merger of Andeavor with Marathon Petroleum Company in October of 2018. He also served as President, Chief Financial Officer and a member of the Board of Directors for Andeavor Logistics GP, LLC from 2014 to 2018. From 2007 to 2014, Mr. Sterin was the Senior Vice President and Chief Financial Officer for Celanese Corporation, a global technology and specialty material company. He earlier served as Corporate Controller and Principal Accounting Officer with Celanese. Mr. Sterin also spent six years with Reichhold, Inc., a global chemical company, in a variety of financial positions, including director of tax and treasury in the Netherlands, Global Treasurer and Vice President of Finance. Mr. Sterin’s career started with Price Waterhouse. Mr. Sterin joined the Specialty Products Advisory Committee in December of 2017 and has served as an ex-officio member of the DowDuPont Board since that time. Mr. Sterin is expected to be appointed to the Board of Directors of DuPont as of June 1, 2019.

Skills and Expertise

Mr. Sterin has over 10 years of large public company CFO experience and has led financial functions including investor relations, business planning and analysis, capital markets and treasury, accounting and controlling, customer credit, internal audit, enterprise risk management, and tax. Mr. Sterin also has experience with information technology and cyber security services.

✓	AGENDA ITEM 1: ELECTION OF DIRECTORS The Board of Directors recommends that you vote FOR all 12 Director nominees.

20

DIRECTOR COMPENSATION

DowDuPont compares its non-employee Director compensation programs, designs and compensation elements to the same peer group used for executive compensation, as described in the “Peer Group and Benchmarking” section of the Compensation Discussion and Analysis. DowDuPont targets the median compensation of the peer group for all Director compensation elements. The following tables provide information concerning the compensation provided to DowDuPont’s non-employee Directors in 2018.

Non-Employee Directors’ Fees

2018 Directors’ fees as stated below are paid only to Directors who are not employees of the Company. An overview of the 2018 Compensation Elements for DowDuPont is below.

Compensation Element		($)
Cash Retainer		115,000
Equity Retainer		170,000
Total Retainer		285,000

	Audit	35,000
Annual Committee Chair Fees	Compensation	25,000
	All Other	20,000
Non-Employee Executive Chairman Fee		250,000
Lead Independent Director Fees		50,000

Director Compensation for 2018

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(d)	Total ($)
Lamberto Andreotti	115,000	170,555		300	285,855
Jacqueline K. Barton	57,500	-		238,055(e)	295,555
James A. Bell	150,000	170,555			320,555
Robert A. Brown	115,000	170,555		(41,801)	243,754
Alexander M. Cutler	185,000	170,555		(41,092)	314,463
Richard K. Davis	57,500	-		228,055(e)	285,555
Jeff M. Fettig	372,500	170,555			543,055
Marillyn A. Hewson	115,000	170,555		(44,836)	240,719
Lois D. Juliber	140,000	170,555	2,962	(41,548)	271,969
Raymond J. Milchovich	124,583	170,555			295,138
Paul Polman	115,000	170,555			285,555
Dennis H. Reilley	140,000	170,555			310,555
James M. Ringler	115,000	170,555			285,555
Ruth G. Shaw	115,000	170,555			285,555
Lee M. Thomas	115,000	170,555		300	285,855
Patrick J. Ward	150,000	170,555		300	320,855

(a)	In addition to the annual retainer, the amount in this column includes lead director and committee chair fees.

(b)

The April 25, 2018 full grant date fair value of Restricted Stock (Historical Dow) or Restricted Stock Units (Historical DuPont) granted is $63.64 per share with a total value of $170,555 in accordance with the same standard applied for financial accounting purposes.

(c)	Represents the estimated change in the actuarial present value of a Director’s accumulated pension benefits under Historical DuPont’s discontinued Retirement Income Plan for Non-Employee Directors.

(d)

Includes Historical DuPont-paid accidental death and disability insurance premiums, along with accruals made in 2018 for non-employee directors under Historical DuPont’s discontinued Directors’ Charitable Gift Plan.

(e)	Represents compensation in the form of a restricted stock grant and cash retainer for service on the Materials Science Advisory Board from January 1, 2018 through June 30, 2018.

21

DIRECTOR COMPENSATION (continued)

Non-Employee Directors Stock Grant

In April 2018, each non-employee legacy Historical Dow Director received a grant of 2,680 shares of Restricted Stock, with provisions limiting transfer until retirement or termination of service to the Company or two years from the date of grant, whichever is longer.

In April 2018, each non-employee legacy Historical DuPont Director serving on the Board received a grant of 2,680 Restricted Stock Units (“RSUs”), with provisions limiting transfer until retirement or termination of service to the Company.

Non-Employee Directors’ Stock Ownership Guidelines

Equity, in the form of Restricted Stock, RSUs or Deferred Stock, is a key component of director compensation. Directors are subject to stock ownership guidelines as previously set by Historical Dow and Historical DuPont. Legacy Historical Dow Directors have a guideline of owning at least five times the amount of the annual Board retainer fee, with a five year time period after first election to achieve this level, and are also required to retain all equity awards until retirement or termination of service to the Company. Legacy Historical DuPont Directors are required to hold until retirement all equity awards granted since 2011.

As of December 31, 2018, all Directors were in compliance with the stock ownership guidelines.

Non-Employee Directors Deferred Compensation Plan

Non-employee Directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts in either legacy Historical Dow or legacy Historical DuPont programs, as applicable.

For legacy Historical Dow Directors, at the election of the Director, fees are deferred into one of several hypothetical investment accounts that accrue investment returns according to the account selected. Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Historical Dow credit spread, a phantom Historical Dow stock account tracking the market value of DowDuPont common stock with market dividends paid and reinvested, as well as funds tracking the performance of several mutual funds. These funds are identical to funds offered as part of the Elective Deferral Plan for management level employees. Such deferred amounts will be paid in installments as elected by the Director at the time of deferral commencing in July following the Director’s retirement or termination of service to the Company, in the following July or in July of the calendar year following the Director’s 72nd birthday. If the Director elects to receive payment in July following his or her 72nd birthday and if he or she remains on the Board beyond his or her 72nd birthday, payments shall start in the July following retirement or termination of service to the Company.

Under the legacy Historical DuPont Stock Accumulation and Deferred Compensation Plan for Directors, a Director may defer all or part of the Board retainer and Committee Chair fees in cash or stock units until retirement as a Director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. As part of the retention requirements, equity grants will be held until retirement. However, a Director may defer payments beyond retirement.

Business Travel Accident Insurance for Non-Employee Directors

Historical Dow and Historical DuPont maintain a rider on their Business Travel Accident insurance policies covering each non-employee Director, which will cover accidental death and dismemberment if the Director is traveling on DowDuPont business.

Historical DuPont Directors’ Retirement Income Plan

In 1998, Historical DuPont discontinued its legacy Historical DuPont retirement income plan for non-employee Directors. Non-employee Directors who began their service on the Historical DuPont Board prior to the plan’s discontinuation continue to be eligible to receive benefits under the plan. Upon retirement, annual benefits payable under the plan equal one-half of the annual Board retainer (up to $85,000 and exclusive of any Committee compensation and stock, RSU or stock option grants) in effect at the Director’s retirement. Benefits are payable for the lesser of life or ten years.

22

DIRECTOR COMPENSATION (continued)

Historical DuPont Directors’ Charitable Gift Plan

In October 2008, Historical DuPont discontinued its legacy Historical DuPont charitable gift plan with respect to future Directors. After the death of a Director, DuPont donated five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the Director and approved by Historical DuPont.

A Director was fully vested in the plan after five years of service as a Director or upon death or disability. The plan is unfunded. Historical DuPont does not purchase insurance policies to satisfy its obligations under the plan. The Directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of Historical DuPont. Employee Directors were able to participate in the plan if they made a required annual contribution.

Additional Compensation from Third Point LLC

In addition to the non-employee director compensation described above to be paid by DowDuPont, Mr. Milchovich received additional compensation from a third party in connection with his election to the Board of Directors of Historical Dow. Specifically, Mr. Milchovich was appointed to the Historical Dow Board and/or nominated for election for the 2015 Annual Meeting of Stockholders (“2015 Meeting”) pursuant to an agreement dated as of November 20, 2014, between the Historical Dow and certain investment funds (Third Point LLC, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Co. Ltd. (collectively “Third Point”)).

In connection with his agreement to serve as a Third Point designee, Mr. Milchovich entered into an agreement with Third Point LLC (the “TP Agreement”). Pursuant to the TP Agreement, Mr. Milchovich received from Third Point LLC:

•	$250,000 in cash paid upon the execution by Mr. Milchovich of the TP Agreement;

•

$250,000 in cash paid upon the appointment of Mr. Milchovich to the Board of Historical Dow. The TP Agreement required Mr. Milchovich to invest $250,000 in Historical Dow common stock if he did not already own stock equivalent to that amount at the time of his appointment to the Board of Historical Dow or his nomination by Third Point LLC for election to the Board. As he owned $250,000 worth of Historical Dow common stock at the time of his appointment to the Board, he received $250,000 in cash and was not required to invest this amount in Historical Dow common stock; and

•

Certain stock appreciation rights (“SARs”) with respect to a total of 396,668 shares of Historical Dow common stock as follows: (a) SARs with respect to 198,334 shares of Historical Dow common stock (now DowDuPont common stock) payable in 2018 (“2018 SARs”); and (b) SARs with respect to 198,334 shares of Historical Dow common stock (now DowDuPont common stock) payable in 2020 (“2020 SARs”). The 2018 SARs and 2020 SARs are each subject to his continued service as a Director on the applicable vesting date, subject to certain exceptions. As described in a Form 3 filed with the SEC on September 11, 2017, for Mr. Milchovich, the appreciation amount payable by Third Point LLC, if any, will be based upon the difference between $50.42 (the closing price of Historical Dow common stock on the date of execution of the TP Agreement) and the volume weighted average price of the Company’s common stock during the 30 day period prior to January 1, 2018, in the case of the 2018 SARs and January 1, 2020, in the case of the 2020 SARs.

The 2018 SARs vested as follows: 50% on January 1, 2017 and 50% on January 1, 2018 and were settled in cash by Third Point LLC in January 2018. The 2020 SARs vest as follows: 50% on January 1, 2019 and 50% on January 1, 2020 and will be settled in cash by Third Point LLC within 30 days following January 1, 2020. The receipt by Mr. Milchovich of each of the payments pursuant to the 2018 SARs and the 2020 SARs is contingent upon him agreeing to stand for election to the Board (whether or not re-nominated) and not resigning from the Board, regardless of whether Third Point LLC remains a stockholder. The payment obligations with respect to the SARs are the subject of the TP agreement. Neither Dow nor the Company is a party to the TP agreement, nor is the Company responsible for any such payments.

23

DIRECTOR COMPENSATION (continued)

Equity Compensation Plan Information

The tables below show the Equity Compensation Plan Information as of December 31, 2018 for Historical Dow and Historical DuPont respectively.

Historical Dow	(1)	(2)		(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)		# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity Compensation Plans Approved by Security Holders	38,514,814	48.52	(a)	19,103,849(b)

As of December 31, 2018

(a)	Calculation does not include outstanding Performance Shares that have no exercise price.

(b)

The 2012 Stock Incentive Plan was approved by stockholders on May 10, 2012 with an initial share pool of 44,500,000 shares and another 50,500,000 shares approved by stockholders on May 15, 2014. Shares available are calculated using the fungible method of counting shares which consumes 2.1 for each deferred stock and performance share awarded and 1 share for each stock option. The 2012 Plan also provides that stock awards under the prior 1988 Award and Option Plan which are forfeited or expire shall be added back into this share pool at the fungible ratios.

Historical DuPont	(1)	(2)	(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity Compensation Plans Approved by Security Holders	20,226,154	53.26	29,780,727

As of December 31, 2018

24

BENEFICIAL OWNERSHIP OF COMPANY STOCK

The following table presents the beneficial ownership of DowDuPont’s Common Stock as of March 31, 2019, except as noted, for (i) each Director of the Company, (ii) each nominee for Director (iii) each of our named executive officers listed in the Summary Compensation Table, (iv) all Directors and executive officers as a group, and (v) each person beneficially owning more than 5% of the outstanding shares of DowDuPont’s Common Stock.

Name	Current Shares Beneficially Owned(a)		Rights to Acquire Beneficial Ownership of Shares(b)	Total	Percent of Shares Beneficially Owned(c)
Lamberto Andreotti	0.0		21,961.0	21,961.0	*
Edward D. Breen	175,244.0		1,055,437.0	1,230,681.0	*
Robert A. Brown	146.0		46,538.0	46,684.0	*
Ruby R. Chandy	0.0		2,748.0	2,748.0	*
Franklin K. Clyburn, Jr.	0.0		0.0	0.0	*
James C. Collins	179,297.0		191,167.0	370,464.0	*
Terrence R. Curtin	0.0		0.0	0.0	*
Alexander M. Cutler	6,410.0		87,078.0	93,488.0	*
C. Marc Doyle	35,817.0		200,922.0	236,739.0	*
Eleuthère I. du Pont	2,759.0		46,538.0	49,297.0	*
James R. Fitterling	241,628.6		786,477.0	1,028,105.6	*
Rajiv L. Gupta	36,907.0		2,201.0	39,108.0	*
Lois D. Juliber	2,215.0		104,767.0	106,982.0	*
Charles J. Kalil	99,267.7		560,677.0	659,944.7	*
Luther C. Kissam	0.0		2,748.0	2,748.0	*
Andrew N. Liveris	1,294,673.0		4,287,285.0	5,581,958.0	*
Frederick M. Lowery	0.0		0.0	0.0	*
Raymond J. Milchovich	16,901.8		0.0	16,901.8	*
Steven M. Sterin	0.0		3,790.0	3,790.0	*
Lee M. Thomas	15,544.0		22,517.0	38,061.0	*
Howard I. Ungerleider	154,540.9		779,936.0	934,476.9	*
Patrick J. Ward	5.0		16,251.0	16,256.0	*
All Directors and Executive Officers as a Group (11 persons)	475,308.0		2,036,003.0	2,511,311.0	*

Certain Other Owners:
BlackRock, Inc.	144,573,722.0	(d)			6.44%
The Vanguard Group	182,534,694.0	(e)			8.13%
Capital World Investors	140,071,804.0	(f)			6.24%

(a)

Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have or share voting and investment power over the indicated number of shares. This column also includes all shares held in a trust over which the person has or shares voting or investment power and shares, or shares held in trust for the benefit of the named party in The Dow Chemical Company Employees’ Savings Plan or the DuPont Retirement Savings Plan. Beneficial ownership of some or all of the shares listed may be disclaimed.

(b)

This column includes any shares that the person could acquire through May 30, 2019, by (1) exercise of an option granted by Historical Dow or Historical DuPont; or (2) performance shares granted by Historical Dow or Historical DuPont to be delivered prior to May 30, 2019. To the extent that these shares have not been issued as of the record date, they cannot be voted at the 2019 Meeting.

(c)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of March 31, 2019.

(d)

Based on a Schedule 13G filed by BlackRock, Inc. on February 11, 2019 with the SEC reporting beneficial ownership as of December 31, 2018. BlackRock, Inc. has sole voting power over 124,093,394 shares, shared voting power over 0 shares, sole dispositive power over 144,573,722 shares and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055.

(e)

Based on a Schedule 13G filed by The Vanguard Group on February 11, 2019 with the SEC reporting beneficial ownership as of December 31, 2018. The Vanguard Group has sole voting power over 2,672,944 shares, shared voting power over 502,039 shares, sole dispositive power over 179,417,753 shares and shared dispositive power over 3,116,941 shares. The Vanguard Group‘s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(f)

Based on a Schedule 13G filed by Capital World Investors on February 14, 2019 with the SEC reporting beneficial ownership as of December 31, 2018. Capital World Investors has sole voting power over 140,044,208 shares and sole dispositive power over 140,071,804 shares. Capital World Investors’ address is 333 South Hope Street, Los Angeles, CA 90071.

*	Less than 1% of the total shares of DowDuPont common stock outstanding.

25

COMPENSATION DISCUSSION & ANALYSIS

In the Compensation Discussion and Analysis, the details of the executive compensation programs applicable to the Named Executive Officers are described.

CD&A Table of Contents

26

COMPENSATION DISCUSSION & ANALYSIS (continued)

Defined Terms

CD&A – Compensation Discussion & Analysis

CEO – Chief Executive Officer

COO – Chief Operating Officer

EPS – Earnings Per Share

GAAP – Generally Accepted Accounting Principles

IRC – U.S. Internal Revenue Code, as amended

LTI – Long-Term Incentive

NEO – Named Executive Officer

PSU – Performance Share Unit

RSU – Restricted Stock Unit

SEC – U.S. Securities & Exchange Commission

STIP – Short-Term Incentive Program

Operating EBITDA – Earnings (“Income from continuing operations before income taxes”) Before Interest, Depreciation and Amortization and Foreign Exchange Gains (Losses), excluding the impact of Significant Items.

Division Operating EBITDA- for the agriculture division is based on Operating EBITDA for the agriculture segment; for the materials sciences division is based on Operating EBITDA for the Performance Materials & Coatings, Industrial Intermediates & Infrastructure and the Packaging & Specialty Plastics segments; for the specialty products division is based on Operating EBITDA for the Electronics & Imaging, Nutrition & Biosciences, Transportation & Advanced Polymers and Safety & Construction segments.

Operating EPS – Net Income Available for Common Stockholders excluding the impact of Significant Items divided by Common Share from Continuing Operations – diluted.

Operating Net Income – “Net income available for DowDuPont Inc. common stockholders” excluding the impact of discontinued operations, after-tax impact of significant items and the after-tax impact of amortization expense associated with Historical DuPont’s intangible assets.

Pro Forma – Prepared in accordance with Article 11 of Regulation S-X giving effect to the Merger of Historical DuPont and Historical Dow as it had been consummated on January 1, 2016.

Adjusted EPS – “Earnings per common share from continuing operations – diluted” excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with Historical DuPont’s intangible assets.

See Appendix A for a reconciliation to the most directly comparable U.S. GAAP financial measures.

27

COMPENSATION DISCUSSION & ANALYSIS (continued)

EXECUTIVE SUMMARY

Effective August 31, 2017, The Dow Chemical Company and its consolidated subsidiaries (“Historical Dow”) and E. I. du Pont de Nemours and Company and its consolidated subsidiaries (“Historical DuPont”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Transaction”). The Merger Transaction resulted in each of Historical Dow and Historical DuPont surviving as subsidiaries of DowDuPont Inc. (“DowDuPont”). For purposes of this CD&A, references to “the Company” refer to DowDuPont.

Following the Merger Transaction, DowDuPont began taking steps to separate into three, independent, publicly traded companies - one for each of its agriculture, materials science and specialty products businesses (the “Intended Business Separations” and the transactions to accomplish the Intended Business Separations, the “separations”). Dow Inc. (“Dow”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the materials science business and Corteva Inc. (“Corteva”) was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the agriculture business.

In anticipation of the completion of the Intended Business Separations within a relatively short period of time after the Merger Transaction, the DowDuPont board of directors decided not to develop separate executive compensation programs at the DowDuPont level. Rather, the executive officers of DowDuPont have continued to be employees of, and participants in, the compensation and benefit programs of Historical Dow and Historical DuPont, as applicable. The only significant exception to this structure is related to post-Merger Synergy and Speed to Spin incentives granted in 2017 and 2018 Annual Incentive grants, which were awarded to certain senior executives. The 2018 Annual Incentives are discussed more fully in the section entitled “2018 Compensation Decisions.”

The Dow Distribution was completed on April 1, 2019. After the Corteva Distribution, the Compensation Committee will review the compensation for all of the executive officers of the respective new companies and determine the appropriate compensation, benefits and perquisites for them, and accordingly the compensation, benefits and perquisites provided them after the separation may not necessarily be the same as those discussed below.

2018 Performance Highlights

•

2018 GAAP earnings per share from continuing operations of $1.65. Adjusted earnings per share* was $4.11, up 21 percent versus pro forma results in 2017. Adjusted earnings per share (EPS) excludes significant items totaling net charges of $2.02 per share, as well as a $0.44 per share charge for Historical DuPont amortization of intangible assets.

•	2018 GAAP net sales increased 38 percent. Net sales increased 8 percent to $86.0 billion versus pro forma results in 2017, with gains in all regions.
•

2018 GAAP Net Income from Continuing Operations of $4.0 billion. Operating EBITDA* increased 13 percent to $18.3 billion versus pro forma results in 2017 as cost synergies; local price gains; volume growth, including the benefit of new capacity additions; lower pension/OPEB costs; and higher equity earnings more than offset higher raw material costs.

•	Net income available for common stockholders was $3,844 million ($1.65 per share) in 2018, compared with $1,460 million ($0.91 per share) in 2017.
•

In 2018, Historical Dow and Historical DuPont each made discretionary contributions of $1,100 million to their respective principal U.S. pension plans. On November 1, 2018, the Company announced a new $3.0 billion share buyback program, which expired on March 31, 2019 - commensurate with the expected timing of the materials science spin-off. At December 31, 2018, the Company had repurchased $1.4 billion of shares under this program.

•	On November 1, 2018, the Company increased its cost synergy target under the DowDuPont Synergy Program to $3.6 billion. DowDuPont achieved year-over-year cost synergy savings of $1.6 billion.
•

Cash flow from operations totaled $4.7 billion and included discretionary pension contributions of approximately $2.2 billion. Excluding these discretionary contributions, cash flow from operations would have been $6.9 billion.

•	The Company completed steps to establish the initial capital structure of Dow, Corteva and DuPont, including the issuance of $12.7 billion of senior unsecured notes by the Company.

*	See Appendix A for a reconciliation to the most directly comparable U.S. GAAP financial measures.

28

COMPENSATION DISCUSSION & ANALYSIS (continued)

Named Executive Officers

This CD&A discusses the compensation of the 2018 DowDuPont NEOs listed in the table below.

•	Mr. Liveris and Mr. Kalil retired from the company in 2018.
•	Mr. Ungerleider and Mr. Fitterling resigned from the Company in connection with the Dow Distribution on April 1, 2019.

Named Executive Officer	Legacy Company	12/31/18 DowDuPont Inc. Title	4/2/19 DowDuPont Inc. Title
Edward D. Breen	Historical DuPont	Chief Executive Officer	Chair and Chief Executive Officer
Howard I. Ungerleider	Historical Dow	Chief Financial Officer	-
James R. Fitterling	Historical Dow	Chief Operating Officer, Materials Science Division	-
C. Marc Doyle	Historical DuPont	Chief Operating Officer, Specialty Products Division	Chief Operating Officer, Specialty Products Division
James C. Collins	Historical DuPont	Chief Operating Officer, Agriculture Division	Chief Operating Officer, Agriculture Division
Andrew N. Liveris	Historical Dow	Former Executive Chairman, DowDuPont	-
Charles J. Kalil	Historical Dow	Former Special Counsellor to the Executive Chairman and General Counsel, Materials Science Division	-

Program Structure and Alignment with Core Principles

During 2018, DowDuPont continued the structure of the executive compensation program created on the foundations of the programs in place at Historical Dow and Historical DuPont prior to the Merger. Both Historical Dow and Historical DuPont had a history of executive compensation programs designed to attract, motivate, reward and retain the high-quality executives necessary for their respective company leadership and strategy execution. This legacy continued at DowDuPont, which positioned the Company well for delivering on the intention to create three independent, industry-leading companies.

The DowDuPont, Historical Dow and Historical DuPont compensation programs were each designed and administered to follow these core principles:

•	Establish a strong link between pay and performance
•	Align executives’ interests with stockholders’ interests, particularly over the longer term
•	Reinforce business strategies and drive long-term sustained stockholder value

29

COMPENSATION DISCUSSION & ANALYSIS (continued)

When determining executive compensation, the DowDuPont People and Compensation Committee, “the Compensation Committee”, has focused on three primary elements of compensation with respect to the executive officers of DowDuPont, together with certain additional employee benefits and limited perquisites, all of which are described in more detail below.

Executive Compensation Structure
Base Salary (Fixed annual cash compensation)	Targeted to align appropriately for revenue size against a selected peer group or of general industry market data, as applicable
Annual Incentives

Chief Operating Officers:

Paid in cash based on:

•  50% DowDuPont Operating Net Income

•  50% Division Operating EBITDA

All Other DowDuPont Officers:

Paid in cash based on:

•  100% DowDuPont Operating Net Income

Individual Performance modifier (0-150%)

Entire award capped at 200% of target

Long-Term Incentives	• 100% Stock Options

Executive Compensation Governance Practices

Compensation of the executive officers of DowDuPont, including that of the NEOs, is overseen by the Compensation Committee (or, in the case of both the former Executive Chairman and the CEO, by the Compensation Committee and the independent members of the Board). For 2018 compensation decisions, the Compensation Committee delegated certain responsibilities relating to the compensation and benefits provided to employees of Historical Dow and Historical DuPont, to the Historical Dow Compensation Subcommittee and the Historical DuPont Compensation Subcommittee respectively, with the exception of the Executive Officers of DowDuPont, in which case oversight remained with the Compensation Committee and the Board. The Board, the Compensation Committee and the respective Subcommittees were assisted in performance of their oversight duties by independent compensation consultants.

30

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

KEY EXECUTIVE COMPENSATION PRACTICES

✓  Active stockholder engagement

✓  Strong links between executive compensation outcomes and company financial and market performance

✓  Ensuring that compensation programs do not encourage excessive risk-taking

✓  Significant focus on performance-based pay

✓  Each component of target pay benchmarked with respect to the peer group or the general market, as applicable

✓  Carefully structured peer group with regular Compensation Committee review

✓  Stock ownership requirements of six times base salary for the CEO and four times base salary for the other NEOs

✓  100% independent Compensation Committee

✓  Clawback policy

✓  Anti-hedging/Anti-pledging policies

✓  Independent compensation consultants reporting to the Compensation Committee

✓  No new single-trigger change in control agreements

✓  Stock incentive plans prohibit option repricing, reloads, exchanges or options granted below market value without stockholder approval

✓  Regular review of the Compensation Committee Charter to ensure best practices and priorities

Following the Dow Distribution and the Corteva Distribution, the future compensation committees of each of Dow, Corteva and DuPont are expected to review and modify the executive compensation structures applicable to each company.

31

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPONENTS OF EXECUTIVE COMPENSATION AND BENEFITS

Executives receive a mix of variable and fixed components of compensation which are aligned with the compensation philosophy as highlighted in the chart below:

Component	Purpose
Base Salary	Provides a regular source of income for NEOs and acts as a foundation for other pay components (e.g., annual incentive targets for NEOs are expressed as a percentage of base salary)

Annual Incentive	Rewards employees for achieving critical financial and operational goals

Long-Term Incentive

Aligns the interests of executives with stockholders by linking pay and performance with the goal of accelerating growth, profitability and stockholder value

Aids the Company in retaining its NEOs and other key employees

Benefits and Perquisites	Executives participate in the same benefit programs, within Historical Dow and Historical DuPont respectively, that are offered to other salaried employees
Limited perquisites are provided to executives to facilitate strong performance on the job and enhance their personal security and productivity

2018 NEO Targeted Total Direct Compensation Summary

In addition to and separate from the Summary Compensation Table, the following table is provided to aid with understanding the annual compensation of the NEOs. The following table lists the targeted annual total direct compensation for each NEO for the full calendar year ended December 31, 2018.

Name	2018 Base Salary ($)	2018 Target Annual Incentive ($)	2018 Target Long-Term Incentive ($)	Targeted Total Direct Compensation ($)
Edward D. Breen	1,930,800	3,185,820	12,700,000	17,816,620
Howard I. Ungerleider	1,110,261	1,332,313	4,150,000	6,592,575
James R. Fitterling	1,185,717	1,482,146	4,750,000	7,417,863
C. Marc Doyle	800,000	800,000	3,500,000	5,100,000
James C. Collins	800,000	800,000	3,500,000	5,100,000
Andrew N. Liveris*	1,930,800	3,185,820	12,700,000	17,816,620
Charles J. Kalil*	1 050,252	1,102,765	3,450,000	5,603,017

*Mr. Liveris and Mr. Kalil retired during the 2018 calendar year.

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

Approximately 90% of the CEO’s target annual total compensation is at risk, while over 80% of the other NEOs’ compensation, on average, is at risk.

2018 Compensation Decisions

Base Salary

Base salary is a fixed portion of compensation based primarily on an individual’s skills, job responsibilities and experience, as well as more subjective factors such as the assessment by the Compensation Committee of individual NEO performance. Base salaries for executives are benchmarked against similar jobs at other companies and as appropriate versus the respective peer group, after adjusting for each company’s revenue size.

32

COMPENSATION DISCUSSION & ANALYSIS (continued)

Base salaries for the NEOs as of December 31, 2018 and December 31, 2017, respectively, are shown in the table below. The increases for Mr. Ungerleider, Mr. Fitterling, and Mr. Collins represent merit increases aligned to the approach generally used across the Company. In the case of Mr. Doyle, the increase includes an equitable adjustment to align his pay with the market for comparable positions.

Name	2017 Base Salary ($)	2018 Base Salary ($)	Percent/ Change in Base Salary
Edward D. Breen	1,930,800	1,930,800	0%
Howard I. Ungerleider	1,067,559	1,110,261	4.0%
James R. Fitterling	1,140,112	1,185,717	4.0%
C. Marc Doyle[1]	725,000	800,000	10.3%
James C. Collins[2]	775,000	800,000	3.2%
Andrew N. Liveris	1,930,800	1,930,800	0%
Charles J. Kalil	1,050,252	1,050,252	0%

(1)	Subsequent to December 31, 2018, Mr. Doyle’s base salary was increased to $1,050,000 to move closer to the market for his future role as Chief Executive Officer of DuPont.

(2)	Subsequent to December 31, 2018, Mr. Collins’ base salary was increased to $1,050,000 to move closer to the market for his future role as Chief Executive Officer of Corteva, Inc.

Annual Incentive Compensation

Prior to the Merger, Historical Dow and Historical DuPont each maintained a program under which their respective employees earned annual short-term incentives. Subsequent to the Merger, the Compensation Committee determined, upon recommendation from management that participants would continue in their historical company’s structure and be subject to the terms of their respective incentive plans.

Although administered separately, the Compensation Committee determined that there would be a common set of metrics and overall design for all participants for 2018 under the annual incentive programs. Those metrics included DowDuPont Operating Net Income and Operating EBITDA for either the Materials Science Division, Specialty Products Division, or the Agriculture Division of DowDuPont.

•	Messrs. Breen and Ungerleider’s 2018 annual incentive were aligned solely to DowDuPont Operating Net Income.
•	The three Chief Operating Officers were weighted 50% to DowDuPont Operating Net Income and 50% to Division Operating EBITDA respectively.
•	Finally, under the provisions of their change in control arrangements, Messrs. Liveris and Kalil’s annual incentives were calculated based on performance at the time of retirement.

Payout factors could range as follows; zero for below threshold performance, 50% for performance at threshold, and 200% for maximum performance with interim points interpolated based on the leverage of the plan which is 3.3 to 1 below target and 6.6 to 1 above target. As such, participants have 3.3 percentage points in payout deducted for each one percent change in performance below target, and receive 6.6 percentage points in payout for each percent change above target. Performance threshold was set at 85% for all metrics and 115% for maximum.

The individual performance factors could range from 0 percent to 150 percent and overall individual awards were capped at a maximum payout of 200 percent.

33

COMPENSATION DISCUSSION & ANALYSIS (continued)

The table below highlights the business performance range for each metric, the weightings of each metric applicable to each of our NEOs, the 2018 results relative to the business performance, and the payout percentage for each metric individually and the overall weighted payout, for each of our NEOs:

Employee Group	Metric	Threshold ($mm) (50%)	Target ($mm) (100%)		Maximum ($mm) (200%)	Weight	2018 Actual ($mm)		Metric Payout	Total Calculated Payout	Total Payout as Awarded

DowDuPont CEO	DowDuPont Operating Net Income	8,086	9,513		10,940	100%	9,564		104%	104%	104%

DowDuPont CFO	DowDuPont Operating Net Income	8,086	9,513		10,940	100%	9,564		104%	104%	82%[1]

DowDuPont Materials Science Division COO (Jim Fitterling1)	DowDuPont Operating Net Income	8,086	9,513		10,940	50%	9,564		104%	101%	82%[1]
	Materials Science Division Operating EBITDA	8,242	9,696		11,150	50%	9,639		98%

DowDuPont Specialty Products Division COO (Marc Doyle2)	DowDuPont Operating Net Income	8,086	9,513		10,940	50%	9,564		104%	109%	109%
	Specialty Products Division Operating EBITDA	5,228	6,150	[2]	7,073	50%	6,274	[2]	113%
DowDuPont Agriculture Division COO (Jim Collins3)	DowDuPont Operating Net Income	8,086	9,513		10,940	50%	9,564		104%	52%	31%[3]
	Agriculture Division Operating EBITDA	2,714	3,193		3,672	50%	2,705		0%

(1)

Based on the recommendation of Historical Dow management, the Compensation Committee set the company component at 82 percent for all employees of DowDuPont’s Materials Science Division, including the DowDuPont Officers aligned to the Materials Science Division, due to the impact of costs on the Company’s financial results. The Compensation Committee also set the individual performance factors for Messrs. Fitterling and Ungerleider to reflect their personal contributions to the Company’s success.

(2)

Based on the recommendation of Historical DuPont management, the Compensation Committee exercised discretion to exclude the Hemlock Semi-conductor business from the target and actual performance for the Specialty Products Division due to non-operating performance related to customer settlements.

(3)

Based on the recommendation of Historical DuPont management, the Compensation Committee exercised its discretion in the final calculation of the award for Mr. Collins. The Chief Operating Officers were weighted 50% to DowDuPont Net Income and 50% to Division Operating EBITDA, while the employees in their respective divisions were weighted 30% to DowDuPont Net Income and 70% to Division Operating EBITDA. As the Operating EBITDA results for the Agriculture Division were below threshold, the greater weighting on overall DowDuPont Operating Net Income for Mr. Collins would have resulted in a higher overall payout in comparison to the Agriculture Division employees. Taking this into account, the Compensation Committee determined to set Mr. Collins’ overall payout factor at 31% of target so he received that same payout as other employees.

34

COMPENSATION DISCUSSION & ANALYSIS (continued)

A summary of the payouts under the 2018 annual incentive program to each of the DowDuPont NEOs is below:

Name	Year End Base Salary ($) (a)	PA/STIP Target Percent (b)	PA/STIP Target Amount ($) (c)	Company Component (d)	Individual Factor – Committee Assessment (e)	Total PA/STIP Payment Percent (f)	Total PA/STIP Payout Amount ($)
			(a * b)			(d * e)	(c * f)
Edward D. Breen	1,930,800	165%	3,185,820	104%	100%	104%	3,300,510
Howard I. Ungerleider	1,110,261	120%	1,332,313	82%[1]	120%[1]	98%	1,310,996
James R. Fitterling	1,185,717	125%	1,482,146	82%[1]	120%[1]	98%	1,458,432
C. Marc Doyle[5]	800,000	100%	800,000	109%	100%	109%	868,000
James C. Collins[6]	800,000	100%	800,000	31%[2]	100%	31%[2]	248,800
Andrew N. Liveris	1,930,800	165%	3,185,820	149%	100%	149%	2,373,436[3]
Charles J. Kalil	1,050,252	105%	1,102,765	119%	100%	119%	984,217[4]

(1)

Based on the recommendation of Historical Dow management, the Compensation Committee set the company component at 82 percent for all employees of DowDuPont’s Materials Science Division, including the DowDuPont NEOs aligned to the Materials Science Division, due to the impact of costs on the Company’s financial results. The Compensation Committee also set the individual performance factor for Messrs. Ungerleider and Fitterling to reflect their personal contributions to the Company’s success.

(2)

Based on the recommendation of Historical DuPont management, the Compensation Committee exercised discretion in determining the award for Mr. Collins. The Chief Operating Officers were weighted 50% to DowDuPont Net Income and 50% to Division Operating EBITDA, while the employees in their respective divisions were weighted 30% to DowDuPont Net Income and 70% to Division Operating EBITDA. As the Operating EBITDA results for the Agriculture Division were below threshold, the greater weighting on overall DowDuPont Operating Net Income for Mr. Collins would have resulted in a higher overall payout in comparison to the Agriculture Division employees. Taking this into account, the Compensation Committee determined to set Mr. Collins’ overall payout factor at 31.1% of target so he received that same payout as other employees.

(3)

Mr. Liveris’ change in control arrangement provided that the amount of earned eligible variable pay was to be determined by using the year to date results and prorated for the number of completed months of the program. Mr. Liveris’s payment is representative of 6 months in the program.

(4)

Mr. Kalil’s change in control arrangement provided that the amount of earned eligible variable pay was to be determined by using the year to date results and prorated for the number of completed months of the program. Mr. Kalil’s payment is representative of 9 months in the program.

(5)	Subsequent to December 31, 2018, Mr. Doyle’s STIP was increased to 150% to move closer to the market for his future role as Chief Executive Officer of DuPont.

(6)	Subsequent to December 31, 2018, Mr. Collins’ STIP was increased to 140% to move closer to the market for his future role as Chief Executive Officer of Corteva, Inc.

Long-Term Incentive Compensation

Prior to the Merger, Historical Dow and Historical DuPont each maintained LTI programs which utilized various equity types, including non-qualified stock options, RSUs and PSUs, the mix of which varied by employee level. In light of the anticipated timing of DowDuPont’s separation into three independent, publicly-traded companies, as well as the fact that 2018 was expected to be the only full calendar year for the combined company, the Compensation Committee determined that PSUs (other than the Synergy Grants awarded in 2017) were not an appropriate form of award, particularly given the three-year measurement convention utilized previously at both Historical Dow and Historical DuPont. As a result, in February 2018 the Compensation Committee determined that the 2018 LTI grants for all DowDuPont executive officers would be made in the form of non-qualified stock options.

35

COMPENSATION DISCUSSION & ANALYSIS (continued)

The table below details the annual LTI awards granted to NEOs in 2018: Mr. Breen’s grant value was increased from the previous year based on his experience and performance and to align with Mr. Liveris’s grant value. Messrs. Ungerleider, Fitterling and Kalil’s annual grant values were maintained at historical levels. In addition, Mr. Ungerleider received a one-time award in the amount of $5,000,000 in RSUs on March 12, 2018. Grant values for Messrs. Collins and Doyle were increased in line with the market for their roles.

Named Executive Officer	Target Grant Value ($)
Edward D. Breen	12,700,000
Howard I. Ungerleider	4,150,000
James R. Fitterling	4,750,000
C. Marc Doyle	3,500,000
James C. Collins	3,500,000
Andrew N. Liveris	12,700,000
Charles J. Kalil	3,450,000

Treatment of Equity Awards Outstanding at the Time of the Dow and Corteva Distributions

The Company expects that DowDuPont equity awards outstanding at the time of the distributions will be adjusted using the following principles:

•	For each award recipient, the intent is to maintain the economic/intrinsic value of those awards before and after the distribution date.
•	The material terms of the equity awards, such as vesting conditions and treatment upon termination of employment, will generally continue unchanged.
•

Depending on certain factors, relating to the type, timing and holder of the equity awards, the awards may be adjusted using either the “employer method” or the “shareholder method” as more fully described, and subject to certain exceptions noted, below.

Employer Method

DowDuPont stock options and restricted stock units, other than those granted to employees on February 15, 2018 and awards granted to certain non-Dow executives, will generally be adjusted using the “employer method” as follows:

•

At the time of the Dow Distribution, all DowDuPont equity awards held by individuals who are employees of Dow at such time were converted into awards of Dow and all equity awards held by employees who remain with DowDuPont remained awards of DowDuPont, in each case, with appropriate adjustments to account for the separation and distribution of Dow.

•

At the time of the Corteva Distribution, all DowDuPont equity awards held by individuals who are employees of Corteva at such time are expected to be converted into awards of Corteva and all equity awards held by employees who remain with DuPont are expected to remain awards of DuPont (except that awards held by certain employees with no defined future role will convert into awards covering both Corteva and DuPont), in each case, with appropriate adjustments to account for the separation and distribution of Corteva. The DuPont awards will also be adjusted to account for the Reverse Stock Split.

Shareholder Method

DowDuPont (i) stock options and restricted stock units granted on February 15, 2018, (ii) outstanding performance stock unit awards and restricted stock awards and (iii) awards held by non-employee directors of DowDuPont and will generally be adjusted using the “shareholder method” as follows:

•

At the time of the Dow Distribution, all such equity awards were converted into awards of each of Dow and DowDuPont and adjusted based on the Dow distribution ratio and the relative closing share prices of Dow and DowDuPont common stock upon the distribution.

•

At the time of the Corteva Distribution, the DowDuPont awards are expected to be further converted into awards of each of DuPont and Corteva and adjusted based on the Corteva distribution ratio and the relative closing share prices of Corteva and DuPont common stock upon such distribution. The DuPont awards will also be adjusted to account for the Reverse Stock Split.

36

COMPENSATION DISCUSSION & ANALYSIS (continued)

Benefits and Perquisites

Benefits

Historical Dow and Historical DuPont each provided benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. These plans remain in place in 2018 with eligible NEOs continuing to participate in the plans of their respective legacy entity. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section on page 48 of the Proxy Statement.

•	Defined-Benefit Retirement Plans (if applicable)
•	Supplemental Retirement Plans
•	401(k) Plans
•	Supplemental Savings Plans
•	Other Retirement Benefits

Perquisites

Historical Dow and Historical DuPont offered perquisites that each of the respective legacy Compensation Committees believe are reasonable yet competitive in attracting and retaining the executive team.

The legacy Compensation Committees have regularly reviewed the perquisites provided to their respective NEOs as part of their overall review of executive compensation. The Compensation Committee, upon the recommendation of management, maintained legacy perquisites. Additional information on perquisites can be found in footnote (e) to the All Other Compensation column of the Summary Compensation Table on page 42 of this Proxy Statement. The following outlines the limited perquisites provided to executives:

•	Financial and Tax Planning Support (Tax Planning for legacy Historical Dow executives only)
•	Executive Physical Examination and Related Travel Expenses (legacy Historical Dow executives only)
•	Executive Excess Umbrella Liability Insurance (legacy Historical Dow executives only)
•	Home Security Alarm System (legacy Historical Dow executives only)
•

Personal Travel on Corporate Aircraft and Related Travel Expenses for the former Executive Chairman and the CEO, as required by the Board of Directors for security and immediate availability reasons to use corporate aircraft for business and personal travel, and for other NEOs as may be approved under limited circumstances

•	Company Car for the former Executive Chairman and CEO

37

COMPENSATION DISCUSSION & ANALYSIS (continued)

THE COMPENSATION PROCESS

The Compensation Committee, with the support of independent compensation consultants and Company management, develops and executes the executive compensation program. The Compensation Committee is responsible for recommending for approval by the independent Directors the compensation of the former Executive Chair and CEO, and for approving the compensation of all other NEOs and executive officers. The Compensation Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with the Company’s compensation philosophy and appropriately rewards performance.

The Compensation Committee reviews the following factors to determine executive compensation:

•	Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, taking into account revenue relative to the peer group
•	Company performance: Measured against financial metrics and operational targets approved by the Compensation Committee
•	Market landscape: Business climate, economic conditions and other factors
•	Individual roles: Each executive’s experience, knowledge, skills and personal contributions

Role of Company Management

In 2018 prior to Mr. Liveris’ retirement, the Executive Chairman and CEO made recommendations to the Compensation Committee regarding compensation for senior executives after reviewing the Company’s overall performance, each executive’s personal contributions and relevant compensation market data from the peer group for similar jobs and job levels.

Role of the Compensation Committee

The Compensation Committee is responsible for establishing DowDuPont’s executive compensation philosophy. The Compensation Committee is responsible for approving NEO compensation and has broad discretion when setting compensation types and amounts. As part of the review, Company management and the Compensation Committee also review summary total compensation scenarios for the NEOs. Additionally, the Compensation Committee annually reviews the corporate goals and objectives relevant to the compensation of the Executive Chairman and CEO. The Compensation Committee evaluates the Executive Chairman’s and the CEO’s performance against their respective objectives and makes recommendations to the independent Directors regarding each of their compensation levels based on that evaluation.

Role of Independent Board Members

The independent members of the Board of Directors are responsible for assessing the performance of the Executive Chairman and CEO. They are also responsible for approving the compensation types and amounts for the Executive Chairman and CEO.

Role of the Independent Compensation Consultants

The Compensation Committee has retained both Mercer and Frederic W. Cook & Co., Inc. (“FW Cook”) as independent compensation consultants on executive compensation matters relative to the legacy programs maintained by each of Historical Dow and Historical DuPont. Both consultants reported directly to the Compensation Committee and neither individual consultant provides services to DowDuPont other than those for the Compensation Committee. Until the effective date of the Merger Transaction, Mercer was retained by Historical Dow and FW Cook was retained by Historical DuPont. Post-merger but prior to the Dow Distribution, as it relates to the legacy executive compensation matters and programs, Mercer consults with the Historical Dow Compensation Subcommittee; FW Cook consults with the Historical DuPont Compensation Subcommittee. Both consultants report directly to the Compensation Committee for matters related to Executive Officers.

38

COMPENSATION DISCUSSION & ANALYSIS (continued)

Mercer’s and FW Cook’s responsibilities included:

•	Advising the Compensation Committee on trends and issues in executive compensation
•	Reviewing and advising on the group of companies in the peer group
•	Consulting on the competitiveness of the compensation structure and levels of DowDuPont’s executive officers and non-employee directors
•	Providing advice and recommendations related to the compensation and design of DowDuPont’s compensation programs
•	Reviewing and advising on materials provided to the Compensation Committee for discussion and approval
•	Participating in Compensation Committee meetings as requested and communicating with the Co-Chairs of the Compensation Committee between meetings

Mercer and FW Cook have multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Compensation Committee has determined that the compensation consultants’ work has not raised any conflicts of interest. These safeguards include a rigidly enforced code of conduct, a policy against investing in client organizations and separation between Mercer and FW Cook’s executive compensation consulting and their other administrative and consulting business units from a leadership, performance measurement and compensation perspective. In 2018, Mercer and its affiliates provided approximately $1.9 million in human resources consulting services to DowDuPont unrelated to the executive and director compensation consulting services. The decision to engage Mercer to provide these other services was made by management and was reported to the Compensation Committee. In 2018, Mercer’s aggregate fees for executive and director compensation consulting services were approximately $433,000. The Compensation Committee has considered factors relevant to Mercer’s and FW Cook’s independence from management under SEC rules and has determined that both are independent from management.

Peer Group and Benchmarking

The Compensation Committee, with the support of the management team and independent compensation consultants, created a DowDuPont peer group that has been utilized throughout the merged period, including when making 2018 compensation decisions. The peer group was derived from the two legacy peer groups and companies with revenues less than one-third and more than three times that of DowDuPont were eliminated. The criteria reviewed when setting the legacy peer groups, that became the basis of the DowDuPont peer group, were as follows:

•	Revenues
•	Market Capitalization
•	Global presence
•	Research intensity or innovation and/or technology
•	Competitor for talent
•	Industries and markets served

The selected peer group was used for market comparisons, benchmarking and setting executive compensation:

3M Company	Honeywell International Inc.	PepsiCo, Inc.
Archer-Daniels-Midland Company	Johnson Controls International plc	Pfizer Inc.
Caterpillar Inc.	Johnson & Johnson	The Boeing Company
Deere & Company	Lockheed Martin Corporation	The Coca-Cola Company
General Electric Company	Merck & Co., Inc.	The Procter & Gamble Company
United Technologies Corporation

39

COMPENSATION DISCUSSION & ANALYSIS (continued)

OTHER CONSIDERATIONS

Stock Ownership Guidelines

The Company requires that NEOs accumulate and hold shares of DowDuPont Common Stock with a value equal to a specified multiple of base pay.

Stock ownership guidelines include a retention ratio requirement. Under the policy, until the required ownership is reached, executives are required to retain 75% of net shares acquired upon any future vesting of stock units or exercise of stock options, after deducting shares used to pay applicable taxes and/or exercise price.

The multiples for specific executive levels are shown below. As of December 31, 2018, each NEO exceeded their ownership goal.

Multiple of Salary	2018 Target	2018 Actual
CEO	6x	7x
Other NEOs average	4x	13x

For purposes of meeting the stock ownership guidelines, direct ownership of shares and stock units owned via qualified and non-qualified employee plans are included in actual ownership totals. Stock options and PSUs are not included in determining whether an executive has achieved the ownership levels.

Anti-Hedging and Anti-Pledging Policies

It is against Company policy for executive officers to engage in speculative transactions in Company securities. As such, it is against Company policy for executive officers to trade in puts or calls in Company securities, or sell Company securities short. In addition, it is against Company policy for executive officers to pledge Company securities, or hold Company securities in margin accounts.

Executive Compensation Recovery (Clawback) Policy

As part of their overall Corporate Governance structures, both Historical Dow and Historical DuPont maintained Executive Compensation Recovery Policies for their executive officers. These policies allowed the respective companies to recover incentive income if an executive officer either knowingly engaged in or was grossly negligent in the event of circumstances that resulted in a financial restatement or other material non-compliance.

Under the DowDuPont Executive Compensation Recovery Policy, the Company may recover incentive income that was based on achievement of quantitative performance targets if an executive officer engaged in grossly negligent conduct or intentional misconduct that resulted in a financial restatement or in any increase in his or her incentive income. Incentive income includes income related to annual bonuses and long term incentives.

Compensation and Risk Management

The Compensation Committee periodically reviews the Company’s compensation policies and practices and has determined that the incentive compensation programs do not create risks that are reasonably likely to have a material adverse effect on DowDuPont. In conducting the review in 2018, DowDuPont completed an inventory of its incentive compensation plans and policies. The evaluation covered a wide range of practices and policies including: the balanced mix between pay elements, the balanced mix between short-term and long-term programs, caps on incentive payouts, governance controls in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change in control policies, use of a compensation recovery policy, and Compensation Committee oversight of compensation programs.

40

COMPENSATION DISCUSSION & ANALYSIS (continued)

2018 Tax Considerations

The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s applicable named executives. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) this limitation generally did not apply to compensation that met the tax code requirements for “qualifying performance-based” compensation. Following enactment of the Tax Act, the Company generally expects that compensation paid to our applicable named executives in excess of $1 million will not be deductible, subject to an exception for compensation provided pursuant to a binding written contract in effect as of November 2, 2017.

41

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPENSATION TABLES AND NARRATIVES

Summary Compensation Table

The following table summarizes the compensation of the NEOs for the fiscal year ended December 31, 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)(f)	Total ($)
Edward D. Breen Chief Executive Officer	2018	1,930,800	—	—	12,700,004	3,300,510	—	743,988	18,675,301
	2017	643,600(g)	—	10,000,044	1,600,006	1,472,686	—	75,666	13,792,002
Howard I. Ungerleider Chief Financial Officer	2018	1,103,144	—	5,000,007	4,150,005	1,310,996	330,919	99,625	11,994,697
	2017	1,062,377	—	6,964,140	1,245,017	1,675,641	—	18,842,394	29,789,568
	2016	1,031,434	—	2,985,154	1,170,008	1,686,536	1,751,240	99,440	8,723,812
James R. Fitterling Chief Operating Officer, Materials Science Division	2018	1,178,116	—	—	4,750,008	1,458,432	893,865	190,917	8,471,338
	2017	1,134,578	—	7,533,628	1,425,084	1,864,083	—	20,347,917	32,305,290
	2016	1,090,134	—	3,635,031	1,425,033	1,719,854	2,160,423	64,360	10,094,834
C. Marc Doyle Chief Operating Officer, Specialty Products Division	2018	787,500	—	—	3,500,005	868,000	713,290	168,750	6,037,545
James C. Collins Chief Operating Officer, Agriculture Division	2018	795,833	—	—	3,500,005	248,800	263,772	186,327	4,994,737
	2017	258,333(g)	—	3,000,034	—	358,254	2,245,409	26,417	5,888,447
Andrew N. Liveris Former Executive Chairman	2018	970,590	—	—	12,700,004	2,373,436	—	37,632,092	53,676,122
	2017	1,930,800	—	12,173,674	3,810,138	4,167,053	—	43,607,476	65,689,140
	2016	1,930,800	—	9,259,836	3,630,035	3,959,974	3,552,037	630,377	22,963,059
Charles J. Kalil Former Special Counsellor to Executive Chairman and Former General Counsel, Materials Science Division	2018 2017 2016	787,689 1,046,820 1,029,659	— — —	— 3,314,630 2,564,166	3,450,007 1,035,059 1,005,101	984,217 1,322,215 1,282,775	— — 1,084,218	10,328,220 26,916,804 66,505	15,550,134 33,635,528 7,032,424

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

(a)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(b)

DowDuPont’s valuation for financial accounting purposes uses the widely accepted Black-Scholes option valuation model. Options awarded in 2018 had a grant date fair value of $15.46 per option and an exercise price of $71.85. A discussion of the assumptions used in calculating these values can be found in Note 20 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(c)	Individual results for Non-Equity Incentive Plan Compensation are detailed in the “Annual Incentive Compensation” section of the CD&A and reflect income paid in 2019 for performance achieved in 2018.

(d)

The Change in Pension Value for 2018 is shown as zero for Messrs. Liveris, and Kalil, due to meeting the representative floor, as a result of a reduction in pension benefits associated with the change in control triggered payments in 2017, as reflected in All Other Compensation. Mr. Breen is not a participant in either of Historical DuPont’s pension or pension restoration plans.

(e)	All Other Compensation includes perquisites and other personal benefits and employer contributions to both qualified and non-qualified defined contribution plans, as applicable.

42

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following table details these amounts:

Name	Perquisites and Other Personal Benefits ($)(1)	Contributions to Defined Contribution Plans ($)
Edward D. Breen	140,130	603,858
Howard I. Ungerleider	40,316	59,309
James R. Fitterling	130,019	60,898
C. Marc Doyle	–	168,750
James C. Collins	10,077	176,250
Andrew N. Liveris	37,537,990	94,102
Charles J. Kalil	10,270,646	57,574

(1)	The following other compensation items exceeded $10,000 in value:

i. Mr. Breen: Personal use of company aircraft ($139,435) as required by Company policy for security and immediate availability purposes

ii. Mr. Ungerleider: Financial and tax planning ($32,027)

iii. Mr. Fitterling: Personal use of company aircraft ($57,848) as required by Company policy for security and immediate availability purposes, financial and tax planning ($34,203), tax reimbursement ($21,403), and home security ($15,558)

iv. Mr. Collins: Financial planning ($10,077)

v. Mr. Liveris: Personal use of Company aircraft ($522,087) as required by Company policy for security and immediate availability purposes, financial and tax planning ($138,161), Company provided automobile ($19,056), Severance ($15,298,694), LTI Acceleration ($21,555,276)

vi. Mr. Kalil: Financial and tax planning ($31,508), Severance ($4,306,033), LTI Acceleration ($5,919,106)

Perquisites and other personal benefits include: personal use of aircraft (as required by the Company for security and immediate availability reasons) and related travel expenses, company car, certain tax reimbursements to NEOs, financial and tax planning support, home security, executive physical examinations and related travel expenses and personal excess liability insurance premiums. Personal use of aircraft includes use of corporate aircraft for travel to outside board meetings and to Company provided executive physical examinations. The incremental cost to the Company of personal use of Company aircraft is calculated based on published industry rates by Conklin & de Decker Associates, Inc. for the variable operating costs to the Company including fuel, landing, catering, handling, aircraft maintenance and pilot travel costs. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded. NEOs also are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes as it is sometimes necessary for spouses to accompany NEOs to business functions. These taxes are incurred because of the Internal Revenue Service’s rules governing business travel by spouses and the Company reimburses the associated taxes. No NEO is provided a tax reimbursement for personal use of aircraft. Tax reimbursements may also be provided for certain Company provided or reimbursed relocation expenses, if applicable.

(f)

Amounts shown for 2017 All Other Compensation for Messrs. Ungerleider, Fitterling, Liveris and Kalil include the Executives’ Supplemental Retirement Plan (“ESRP”) and Elective Deferral Plan (“EDP”) distributions of previously earned but deferred compensation and non-qualified benefit payments were triggered by a change in control as a result of the Merger Transaction. Detailed information regarding the obligation to make distributions due to change in control provisions under the terms of these non-qualified plans was provided on pages 60 and 61 of the 2018 Proxy Statement, the joint proxy statement/prospectus, included in the registration statement on Form S-4 filed by DowDuPont with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”). In addition to the Registration Statement, such change in control distributions were also described on the Form 8K-12B filed by DowDuPont with the SEC on September 1, 2017, as well as the Company’s latest annual and quarterly reports on Forms 10-K and 10-Q.

Upon close of the Merger Transaction, participants could elect to (i) receive a lump-sum payment or (ii) direct Historical Dow to purchase an annuity on their behalf using the after-tax proceeds of the lump sum (the “ESRP Choice Annuity”). The ESRP Choice Annuity option was designed and offered to allow participants to select an annuity option identical to what they would have received in the absence of a change in control and accelerated lump sum payment. The ESRP Choice Annuity was not intended to confer any additional benefit beyond the original annuity option. Structuring requirements resulted in a distribution and tax reimbursement in order to provide this equivalent option consistent with the intended ESRP design.

The distributions triggered by the Merger Transaction are separate and distinct from change in control and severance arrangements. Post-merger, active employees continue to accrue these non-qualified benefits.

i. Mr. Ungerleider: ESRP ($14,995,603), ESRP Choice Annuity program tax reimbursement ($2,646,883), and EDP ($1,141,503)

ii. Mr. Fitterling: ESRP ($17,752,711), and EDP ($2,473,897)

iii. Mr. Liveris: ESRP ($41,742,161), and EDP ($1,303,504)

iv. Mr. Kalil: ESRP ($20,623,387), ESRP Choice Annuity program tax reimbursement ($5,670,927), and EDP ($484,136)

(g)

Amounts shown for 2017 compensation for Mr. Breen and Collins only represent salary earned from September 1, 2017 through December 31, 2017. As Historical Dow was determined to be the accounting acquirer, 2017 compensation for Historical DuPont’s executives is only shown for the portion of the year reflecting service to DowDuPont post-merger.

43

COMPENSATION DISCUSSION & ANALYSIS (continued)

Grants of Plan-Based Awards

The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards.

GRANTS OF PLAN-BASED AWARDS FOR 2018

Name	Grant Date	Date of Action by the Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(a)			All Other Stock Awards: Number of Shares of Stock or Units (#)(b)	All Other Option Awards: Number of Securities Underlying Options (#)(c)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(d)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Edward D. Breen	2/15/2018	2/15/2018	0	3,185,820	6,371,640
	2/15/2018	2/15/2018								821,475	71.85	12,700,004

Howard I. Ungerleider	2/15/2018	2/15/2018	0	1,332,313	2,664,626
	2/15/2018	2/15/2018								268,435	71.85	4,150,005
	3/12/2018	3/12/2018							70,087			5,000,007

James R. Fitterling	2/15/2018	2/15/2018	0	1,482,146	2,964,292
	2/15/2018	2/15/2018								307,245	71.85	4,750,008

C. Marc Doyle	2/15/2018	2/15/2018	0	800,000	1,600,000
	2/15/2018	2/15/2018								226,391	71.85	3,500,005

James C. Collins	2/15/2018	2/15/2018	0	800,000	1,600,000
	2/15/2018	2/15/2018								226,391	71.85	3,500,005

Andrew N. Liveris	2/15/2018	2/15/2018	0	3,185,820(e)	6,371,640
										821,475	71.85	12,700,004

Charles J. Kalil	2/15/2018	2/15/2018	0	1,102,765(e)	2,205,529
	2/15/2018	2/15/2018								223,157	71.85	3,450,007

(a)	Performance Share awards were not granted in 2018 as described in the “Long-Term Incentive Compensation” section of the CD&A.

(b)	Restricted Stock Unit awards as described in the “Long-Term Incentive Compensation” section of the CD&A.

(c)	Stock Option awards as described in the “Long-Term Incentive Compensation” section of the CD&A.

(d)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table.

(e)	Amounts represent non-pro-rata values; actual awards were pro-rated as described in the “Annual Incentive Compensation” section of the CD&A.

44

COMPENSATION DISCUSSION & ANALYSIS (continued)

Outstanding Equity Awards

The following table lists outstanding equity grants for each NEO as of December 31, 2018. The table includes outstanding equity grants from past years as well as the current year.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisablea)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Edward D. Breen	05/13/2015					2,726	145,785
	06/05/2015					418	22,343
	11/06/2015	512,800		51.57	11/05/2022
	02/02/2017	113,956	227,911	59.42	02/01/2027	117,006	6,257,465
	11/06/2017	35,891	71,781	70.24	11/05/2027
	11/26/2017							140,529	7,515,491
	02/15/2018	—	821,475	71.85	02/14/2028
Howard I. Ungerleider	02/13/2009	2,788	—	9.53	02/13/2019
	02/12/2010	22,400	—	27.79	02/12/2020
	02/11/2011	18,600	—	38.38	02/11/2021
	02/10/2012	82,420	—	34.00	02/10/2022
	02/15/2013	210,880	—	32.16	02/15/2023
	02/14/2014	96,220	—	46.71	02/14/2024
	02/13/2015	95,610	—	49.44	02/13/2025
	02/12/2016	71,232	35,618	46.01	02/12/2026	66,980	3,582,090
	02/10/2017	28,739	57,481	61.19	02/10/2027	58,772	3,143,127
	11/26/2017							42,159	2,254,663
	02/15/2018	—	268,435	71.85	02/15/2028
	03/12/2018					70,087	3,748,253
James R. Fitterling	02/11/2011	118,090	—	38.38	02/11/2021
	02/15/2013	178,210	—	32.16	02/15/2023
	02/14/2014	96,220	—	46.71	02/14/2024
	02/13/2015	95,610	—	49.44	02/13/2025
	02/12/2016	86,758	43,382	46.01	02/12/2026	81,562	4,361,936
	02/10/2017	32,896	65,794	61.19	02/10/2027	67,278	3,598,027
	11/26/2017							42,159	2,254,663
	02/15/2018	—	307,245	71.85	02/15/2028
C. Marc Doyle	02/05/2014	4,052		46.54	02/04/2021
	02/04/2015	22,936		55.44	02/03/2022
	07/29/2015					75,019	4,012,014
	02/03/2016	38,270	19,134	45.84	02/02/2026
	02/02/2017	20,533	41,065	59.42	02/01/2027	21,084	1,127,565
	11/26/2017							42,159	2,254,663
	02/15/2018	—	226,391	71.85	02/14/2028
James C. Collins	02/04/2015	16,245		55.44	02/03/2022
	07/29/2015					75,019	4,012,014
	02/03/2016	22,612	25,512	45.84	02/02/2026
	02/02/2017	25,666	51,332	59.42	02/01/2027	25,207	1,348,053
	11/26/2017							42,159	2,254,663
	02/15/2018	—	226,391	71.85	02/14/2028
Andrew N. Liveris	02/13/2009	160,694	—	9.53	02/13/2019
	02/12/2010	551,800	—	27.79	02/12/2020
	02/11/2011	412,380	—	38.38	02/11/2021
	02/10/2012	516,000	—	34.00	02/10/2022
	02/15/2013	761,660	—	32.16	02/15/2023
	02/14/2014	315,930	—	46.71	02/14/2024
	02/13/2015	312,670	—	49.44	02/13/2025
	02/12/2016	221,006	110,504	46.01	02/12/2026	207,770	11,111,540
	02/10/2017	104,224	159,636	61.19	02/10/2027	179,848	9,618,271
	02/15//2018	—	821,475	71.85	02/15/2028

45

COMPENSATION DISCUSSION & ANALYSIS (continued)

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisablea)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Charles J. Kalil	03/01/2000					108	5,560
	02/23/2001					55	2,941
	02/14/2014	87,470	—	46.71	02/14/2024
	02/13/2015	86,570		49.44	02/13/2025
	02/12/2016	61,192	30,598	46.01	02/12/2026	57,534	3,076,918
	02/10/2017	28,858	42,822	61.19	02/10/2027	48,871	2,613,621
	02/15/2018	—	223,157	71.85	02/15/2028

(a)	Stock Option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.

(b)

Restricted Stock Units issued by Historical Dow, including those shares associated with the conversion of PSUs upon the closing of the Merger Transaction, vest and are delivered three years after the grant date. RSUs issued by Historical DuPont (with grant date of February 2, 2017) upon the closing of the Merger Transaction associated with the conversion of outstanding PSUs vest at the end of the original three-year performance period associated with the PSUs. Awards granted to Mr. Breen in 2015 in his capacity as a non-employee director (prior to his being named CEO of Historical DuPont) must be held until his retirement from service on the Board. Awards granted to Messrs. Collins and Doyle in July 2015 vest fully in 2020.

(c)	Market values based on the December 31, 2018 closing stock price of $53.48 per share.

(d)

Performance Shares granted November 26, 2017 are shown at the target level of performance. The total actual number of shares to be delivered will be determined at the end of the two-year performance period.

46

COMPENSATION DISCUSSION & ANALYSIS (continued)

Option Exercises and Stock Vested

The following table summarizes the value received from stock option exercises and stock grants vested during 2018.

OPTION EXERCISES AND STOCK VESTED FOR 2018

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)
Edward D. Breen	—	—	155,094	8,277,355
Howard I. Ungerleider	39,250	1,490,198	68,893	4,917,839
James R. Fitterling	10,500	372,120	68,893	4,917,839
C. Marc Doyle	—	—	22,249	1,211,416
James C. Collins	2,900	66,642	29,468	1,623,572
Andrew N. Liveris	912,405	48,124,921	225,299	16,082,679
Charles J. Kalil	250,334	9,220,084	62,385	4,453,276
(a)

Reflects delivery of shares from Historical Dow’s 2016-2018 Performance Share program, even if elected to receive as cash, and Historical Dow 2015 Deferred Stock grants with three-year vesting. Reflects delivery of shares from Historical DuPont’s 2016-2108 Performance Share program and Historical DuPont’s 2015 Restricted Stock Units grant with three-year vesting.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees (other than our CEO) and the annual total compensation of our CEO, Edward D. Breen. For 2018:

•	The annual total compensation for the median employee was $75,018, and
•	The annual total compensation of the CEO, as reported in the Summary Compensation Table was $18,675,301.

Based upon the calculation of compensation for both the CEO and the median employee, we estimate the ratio of CEO pay to median employee pay for 2018 was 249:1.

The pay ratio presented above is a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

In accordance with Instruction 2 to Item 402(u) of Regulation S-K, because there has been no change in our employee population or employee compensation arrangements in the past fiscal year that we reasonably believe would significantly impact our pay ratio disclosure, we elected to utilize the same median employee that we had identified in 2017 to calculate our 2018 CEO pay ratio. We identified our median employee in 2017 from the population of all employees worldwide as of October 31, 2017 utilizing base pay and annual incentive at target – rather than Summary Compensation Table compensation. The Company calculated annual base pay based on a reasonable estimate of hours worked during 2017 for hourly workers, and upon salary levels for the remaining employees. The Company used a valid statistical sampling methodology to identify employees who the Company expected to be paid within a .05% range of the median. The Company selected an employee from that group as the median employee for purposes of preparing the ratio of CEO pay to median employee pay.

47

COMPENSATION DISCUSSION & ANALYSIS (continued)

BENEFITS

Pension Benefits

The following table lists the pension program participation and actuarial present value of each NEOs defined benefit pension as of December 31, 2018.

PENSION BENEFITS AS OF DECEMBER 31, 2018

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payments During Last Fiscal Year ($)
Edward D. Breen(b)	Historical DuPont Pension Plan	—	—	—
	Historical DuPont Pension Restoration Plan	—	—	—
Howard I. Ungerleider	Historical Dow Employees’ Pension Plan	28.5	995,236	—
	Historical Dow Executives’ Supplemental Retirement Plan	28.5	501,511	—
James R. Fitterling	Historical Dow Employees’ Pension Plan	35.0	1,660,385	—
	Historical Dow Executives’ Supplemental Retirement Plan	35.0	1,281,962	—
C. Marc Doyle	Historical DuPont Pension Plan	23.2	652,659	—
	Historical DuPont Pension Restoration Plan	23.2	3,189,098	—
James C. Collins	Historical DuPont Pension Plan	33.7	1,420,143	—
	Historical DuPont Pension Restoration Plan	33.7	6,375,720	—
Andrew N. Liveris(c)	Historical Dow Employees’ Pension Plan	22.7	1,906,729	49,188
	Historical Dow Executives’ Supplemental Retirement Plan	42.6	—	—
Charles J. Kalil	Historical Dow Employees’ Pension Plan	38.7	1,990,508	30,532
	Historical Dow Executives’ Supplemental Retirement Plan	38.7	255,770	599,540

(a)

Unless otherwise noted, all present values reflect accrued age 65 benefits. The form of payment, discount rate (4.41%) and mortality (RP-2014) are based on assumptions used to determine pension plan obligations as reflected in the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(b)	Mr. Breen is not eligible to, and does not, participate in either of Historical DuPont’s Pension or Pension Restoration Plans.

(c)

Mr. Liveris also accumulated funds in the Australian Superannuation Fund (“Australian Fund”) prior to his permanent transfer to the United States. The value of Mr. Liveris’ Company contributions in the Australian Fund at December 31, 2018 was 1,013,032 AUD.

Defined-Benefit Retirement Plans

In 2018, the Company’s executive officers continued to be employees of, and participants in the benefit programs of Historical Dow and Historical DuPont, respectively.

The Dow Employees’ Pension Plan

For employees hired prior to January 1, 2008, Historical Dow provides the Dow Employees’ Pension Plan (“DEPP”) for its U.S. employees and for employees of some of its wholly owned U.S. subsidiaries. Upon retirement, employees receive an annual pension under the DEPP formula subject to statutory limitations. The benefit is paid in the form of a monthly annuity and is calculated based on the sum of the employee’s yearly basic and supplemental accruals up to a maximum of 425% for basic accruals and 120% for supplemental accruals.

•	Basic accruals equal the employee’s highest consecutive three-year average compensation (“HC3A”) multiplied by a percentage ranging from 4% to 18% based on the age of the employee in the years earned.
•

Supplemental accruals are for compensation in excess of a rolling 36-month average of the Social Security wage base. Supplemental accruals range from 1% to 4%, based on the age of the employee in the years earned.

The sum of the basic and supplemental accruals is divided by a conversion factor to calculate an immediate monthly benefit. If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula will be credited with interest. Messrs. Liveris, Ungerleider, Fitterling, and Kalil participate in DEPP.

48

COMPENSATION DISCUSSION & ANALYSIS (continued)

The DuPont Pension Plan

Historical DuPont provides the DuPont Pension Plan, a tax-qualified defined benefit pension plan that covers a majority of U.S. employees, except those hired or rehired after December 31, 2006. The DuPont Pension Plan currently provides employees with a lifetime retirement income based on years of service and the employees’ final average pay near retirement. In November 2016, Historical DuPont announced changes to the U.S. pension plans. Historical DuPont froze the pay and service amounts used to calculate pension benefits for active employees who participate in the U.S. pension plans on November 30, 2018 (the “Benefit Freeze Date”). Therefore, as of the Benefit Freeze Date, employees participating in the U.S. pension plans no longer accrue additional benefits for future service and eligible compensation received.

The normal form of benefit for married individuals is a 50% qualified joint and survivor annuity. The normal form of benefit for unmarried individuals is a single life annuity, which is actuarially equivalent to the normal form for married individuals. Normal retirement age under the DuPont Pension Plan is generally age 65, and benefits are vested after five years of service. Under the provisions of the DuPont Pension Plan, employees are eligible for unreduced pensions when they meet one of the following conditions:

•	Age 65 or older with at least five years of service
•	Age 58 with age plus service equal to or greater than 85

An employee who is not eligible for retirement with an unreduced pension is eligible for retirement with a reduced pension if he is at least age 50 with at least 15 years of service. His pension is reduced by the greater of 5% for every year that his age plus service is less than 85 or 5% for every year that his age is less than 58. In no event will the reduction exceed 50%. As of December 31, 2018, Mr. Collins is eligible for a reduced pension. Mr. Breen was hired after December 31, 2006, and is not eligible to participate in the DuPont’s Pension or Pension Restoration Plans.

The primary pension formula that applies to the NEOs provides a monthly retirement benefit equal to:

Average monthly compensation is based on the employee’s three highest-paid years or, if greater, the 36 consecutive highest-paid months. Compensation for a given month includes regular compensation plus one-twelfth of an individual’s annual incentive award for the relevant year. Other bonuses are not included in the calculation of average monthly compensation. Compensation for service after the Benefit Freeze Date is disregarded in determining the average monthly compensation. Monthly Primary Social Security benefit is determined at Benefit Freeze Date.

For the purpose of retirement eligibility, employee’s age and service post Benefit Freeze Date until termination of employment will be counted in determining the retirement eligibility.

Supplemental Retirement Plans

The Dow Executives’ Supplemental Retirement Plan

Because the IRC limits the benefits otherwise provided by the DEPP, the Historical Dow Board of Directors adopted the Executives’ Supplemental Retirement Plan (the “ESRP”) to provide employees who participate in DEPP with non-qualified benefits calculated under the same formulas described above. Some parts of the supplemental benefit may be taken in the form of a lump sum depending upon date of hire and plan participation. All Dow NEOs participate in the ESRP.

49

COMPENSATION DISCUSSION & ANALYSIS (continued)

In addition, Mr. Kalil elected to have a portion of his ESRP benefit secured by enrolling in the Key Employee Insurance Program (“KEIP”) in 1997. KEIP is a life insurance program that secured benefits otherwise available under ESRP, which was offered to certain employees as an alternative to the ESRP. Historical Dow has not offered KEIP to employees since 1999 and has no plans to reinstate this program for new participants.

The DuPont Pension Restoration Plan

If benefits provided under the DuPont Pension Plan exceed the applicable IRC compensation or benefit limits, the excess benefit is paid under the DuPont Pension Restoration Plan, an unfunded non-qualified plan. Effective January 1, 2007, the form of benefit under the DuPont Pension Restoration Plan for participants not already in pay status is a lump sum. The mortality tables and interest rates used to determine lump sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in IRC Section 417(e)(3).

Historical DuPont does not grant any extra years of credited service for pension benefit purposes. Key actuarial assumptions for the present value of accumulated benefit calculation can be found in Note 18 (“Pension Plans and Other Post Employment Benefits”) to the Consolidated Financial Statements in Historical DuPont’s Annual Report on Form 10-K for the year ended December 31, 2018. All other assumptions are consistent with those used in the Pension Plans and Other Post Employment Benefits Note, except that the present value of accumulated benefit uses a retirement age at which the NEO may retire with an unreduced benefit under the DuPont Pension Plan. The valuation method used for determining the present value of the accumulated benefit is the traditional unit credit cost method.

Mr. Breen was hired after December 31, 2006, and is not eligible to participate in the DuPont Pension Restoration Plan.

401(k) Plans

Dow Employees’ Savings Plan

Historical Dow provides all U.S. salaried employees the opportunity to participate in a 401(k) plan (The Dow Chemical Company Employees’ Savings Plan). In 2018, for salaried employees who contributed 2% of annual salary, Historical Dow provided a matching contribution of 100% of the employee’s contribution. For salaried employees who contributed up to an additional 4%, Historical Dow provided a 50% match. All NEOs participate in the 401(k) plan on the same terms as other eligible employees.

DuPont Retirement Savings Plan

Historical DuPont provides all U.S. full-service employees the opportunity to participate in a 401(k) plan, the DuPont Retirement Savings Plan (“RSP”). Historical DuPont contributes 100% of the first 6% of the employee’s contribution election and also contributes 3% of each employee’s eligible compensation regardless of the employee’s contribution. All NEOs participate in the 401(k) plan on the same terms as other eligible employees.

Non-Qualified Deferred Compensation

The following table provides information on compensation the NEOs have elected to defer as described in the narrative that follows.

50

COMPENSATION DISCUSSION & ANALYSIS (continued)

NON-QUALIFIED DEFERRED COMPENSATION FOR 2018

Name	Executive Contributions in Last Fiscal Year ($)(a)	Company Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Edward D. Breen	386,072	579,108	(131,201)	—	1,703,648
Howard I. Ungerleider(c)	55,157	30,430	(10,543)	—	93,384
James R. Fitterling(c)	58,905	32,019	(124,313)	—	1,574,437
C. Marc Doyle	96,000	144,000	(64,204)	—	557,944
James C. Collins	101,000	151,500	28,612	—	1,207,155
Andrew N. Liveris(c)	58,235	65,223	(165,743)	—	970,605
Charles J. Kalil(c)	39,384	28,695	(3,199)	—	1,273,535

(a)	Executive contributions are included in salary for 2018 in the Summary Compensation Table.

(b)	Company contributions are included in All Other Compensation for 2018 in the Summary Compensation Table.

(c)

Includes Company and executive contributions with respect to Mr. Liveris of $182,480 for 2016 and $180,914 for 2017 previously reported in the Summary Compensation Table; Company and executive contributions with respect to Mr. Ungerleider of $81,027 for 2016 and $83,054 previously reported in the Summary Compensation Table; Company and executive contributions with respect to Mr. Fitterling of $54,507 for 2016 and $88,957 for 2017 previously reported in the Summary Compensation Table; and Company and executive contributions with respect to Mr. Kalil of $71,773 for 2016 and $82,208 for 2017 previously reported in the Summary Compensation Table.

Dow Elective Deferral Plan

Because the IRC limits contributions to The Dow Chemical Company Employees’ Savings Plan, the Board of Directors adopted the Elective Deferral Plan (the “EDP”) in order to further assist employees in saving for retirement. The EDP allows participants to voluntarily defer the receipt of base salary (maximum deferral of 75%) and Performance Award (maximum deferral of 100%).

Each participant enrolled in the EDP receives a matching contribution using the same formula authorized for salaried participants under the 401(k) plan for employer matching contributions. The formula provides for a matching contribution on the first 6% of base salary deferred. For purposes of calculating the match under the EDP, Historical Dow will assume each participant is contributing the maximum allowable amount to the 401(k) plan and receiving a match thereon. The assumed match from the 401(k) plan will be offset from the matching contribution calculated under the EDP. The NEOs’ balances consist primarily of voluntary deferrals (and related earnings), not contributions made by Historical Dow.

Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Historical Dow credit spread, as well as the line-up of funds available under The Dow Chemical Company Employees’ Savings Plan.

The EDP allows for distributions to commence on January 31 after separation or after a specific future year that can be later or earlier than the separation date. Distributions may be paid either in a lump sum or in equal monthly, quarterly or annual installments up to fifteen years based on the employee’s initial election as to the time and form of payment. If installments were elected, the unpaid balance will continue to accumulate gains and losses based on the employee’s investment selections. If payout upon change in control was elected, then when a change in control is triggered the employees are paid those balances per the terms of the plan document.

DuPont Non-Qualified Deferred Compensation Programs

Historical DuPont offers non-qualified deferred compensation programs under which eligible participants may voluntarily elect to defer some portion of base salary, STIP, or LTI awards until a future date. Deferrals are credited to an account and earnings are calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the Retirement Savings Restoration Plan (“RSRP”), there are no company contributions or matches. The RSRP was adopted to restore company contributions that would be lost due to IRC limits on compensation that can be contributed under Historical DuPont’s tax-qualified savings plan.

51

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following provides an overview of the various deferral options as of December 31, 2018.

RSRP:

Under the RSRP, an NEO can elect to defer his/her eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($275,000 in 2018) in increments of 1% up to 6%. Historical DuPont matches participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. Historical DuPont also makes an additional contribution of 3% of eligible compensation. Participant investment options under the RSRP mirror the options available under the tax-qualified retirement savings plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Management Deferred Compensation Plan (“MDCP”):

Under the MDCP, an NEO can elect to defer the receipt of up to 60% of his/her base salary and/or STIP award. Historical DuPont does not match deferrals under the MDCP. Participants may select from among seven core investment options under the MDCP for amounts deferred, including DowDuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date if prior to separation from service, or a lump sum or annual installments after separation from service.

In addition, under the MDCP, an NEO can elect to defer the receipt of 100% of his/her LTI awards (RSUs and/or PSUs). Historical DuPont does not match LTI deferrals under the MDCP. LTI deferrals under the MDCP are in the form of DowDuPont Common Stock units with dividend equivalents credited as additional stock units.

Other Retirement Benefits

Except for Mr. Doyle, all of the NEOs are currently retirement eligible and entitled to benefits similar to most other salaried employees upon separation from the Company. All of the NEOs are also entitled to additional benefits in the case of an involuntary termination without cause or a change in control event. The summary below shows the impact of various types of separation events on the different compensation elements the NEOs receive.

Base Salary, Annual Incentive and Other Benefits – Retirement, Death, or Disability

•	Base Salary: Paid through date of separation on the normal schedule.
•	Annual Incentive: Prorated for the portion of the year worked and paid on the normal schedule.
•	Benefits: All NEOs are eligible for life insurance coverage similar to most other salaried U.S. employees. All NEOs other than the CEO are also eligible for retiree medical coverage.
•	Retirement Plans: Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:
•	Non-qualified deferred compensation programs as shown in the Non-Qualified Deferred Compensation Table and accompanying narrative.
•	Pension benefits, as applicable, as shown in the Pension Benefits Table and described in the accompanying narrative.
•	Defined contribution 401(k) plans

Outstanding LTI Awards

The treatment of LTI awards upon the different forms of separation are driven by Historical Dow and Historical DuPont’s respective plan documents.

Historical Dow’s Treatment of LTI – excluding Change in Control

The following LTI treatment applies if the executive meets the age 55 and 10 years of service requirement:

•	Stock Options: Vesting and expiration periods remain unchanged except that grants made in the same year as termination vest pro-rata for the portion of the year worked.
•	Deferred Stock and Performance Shares: Vesting and delivery dates remain unchanged except that grants made in the same year as termination vest pro-rata for the portion of the year worked.

52

COMPENSATION DISCUSSION & ANALYSIS (continued)

Voluntary Separation

If the executive separates before meeting the age and service requirements of a particular grant, such grant is forfeited.

Involuntary Termination with Cause

Outstanding grants are forfeited and incentive income (including LTI) may be recovered by the Company as described in the Executive Compensation Recovery Policy.

Disability, Death or Involuntary Termination without Cause

Executives not meeting the age and years of service requirements referenced above will receive the following for outstanding LTI grants:

•	Stock Options: Vesting and expiration periods are shortened to the earlier of the existing expiration date or one year.
•	Deferred Stock: Grants are prorated for the number of days worked during the vesting period. Vesting and delivery dates remain unchanged.
•	Performance Shares: Grants are prorated for the number of days worked during the performance period. Vesting periods and delivery dates remain unchanged.

In addition to the benefits described above for any retirement-eligible officers, all NEOs aligned to Historical Dow’s benefit plans will otherwise receive the following benefits if involuntarily terminated without cause.

•

A lump-sum severance payment of two weeks per year of service (up to a maximum of 18 months) under the U.S. Severance Plan, plus six months base salary under the Executive Severance Supplement. The U.S. Severance Plan covers most salaried employees in the United States.

•	Outplacement counseling and financial/tax planning with a value of $30,000.
•	If eligible for retiree medical, eighteen months of health and welfare benefits at employee rates.

Historical DuPont’s Treatment of LTI – excluding Change in Control

The following LTI treatment applies if the executive meets the age 55 and 10 years of service requirement:

•	Options continue vesting in accordance with the three-year vesting schedule.
•	Restrictions on the regular annual RSUs lapse on the original schedule. Special or one time RSU awards are forfeited.
•	PSUs are subject to the original performance period, prorated for the number of months of service completed during the performance period.
•	Regardless of the above, any retirement within six months of the grant date results in forfeiture of the award.

Voluntary Separation or Termination for Cause

Historical DuPont’s various plans and programs provide for forfeiture of all unvested stock options, RSUs and PSUs when associated with voluntary separation or termination for cause.

Death

•	Options are fully vested and exercisable and expire two years following death or at the end of the original term, whichever is shorter.
•	All RSUs are automatically vested and paid out.
•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the performance period.

Involuntary Termination without Cause

•

Vested options may be exercised during the one-year period following termination. During the one-year period, options continue to become exercisable in accordance with the three-year vesting schedule, as if the employee had not separated from service.

53

COMPENSATION DISCUSSION & ANALYSIS (continued)

•	RSUs are automatically vested and paid out. Upon disability, special or one time RSU awards are automatically vested and paid out.
•	PSUs remain subject to original performance period, prorated for the number of months of service completed during the performance period.

Potential Payments upon Termination or Change in Control

Historical Dow and Historical DuPont respectively had change in control severance arrangements with certain NEOs or programs in place to ensure continuity of management in a potential change in control environment. These are legacy arrangements from each of Historical Dow and Historical DuPont, and are structured to protect the interests of stockholders by including a “double-trigger” mechanism that results in a severance payout only when:

•	A change of control is consummated, and
•	The executive’s employment is terminated by the company without cause, or by the executive for good reason within a specified period following the change in control.

Equity awards granted pursuant to each of Historical Dow’s and Historical DuPont’s equity plans that were outstanding as of the date of the Merger Transaction have a double trigger change in control provision whereby the awards will become fully vested upon the holder’s involuntary termination of employment without cause within 24 months following a change in control.

Historical Dow – Pre-Merger Arrangements

Pursuant to change in control arrangements entered into in 2007, Messrs. Liveris and Kalil received the following benefits at retirement.

•	A severance payment equal to two times the executive’s annual base salary and target Performance Award (2.99 times for Mr. Liveris).
•	An additional two years of credited service and age for purposes of calculating retirement benefits (three years for Mr. Liveris).
•	A financial, tax and outplacement allowance of $50,000.
•	Eighteen months of health and welfare benefits at employee rates.
•	Tax gross-up protection in the event severance exceeds statutory thresholds and becomes subject to an excise tax.
•	LTI awards in the form of RSUs (formerly Deferred Stock) vested and were delivered six months following retirement and Stock Options vested immediately.

Historical DuPont – Pre-Merger Arrangements

To ensure that executives remain focused on company business during a period of uncertainty, in 2013, Historical DuPont adopted the Senior Executive Severance Plan. Messrs. Breen, Collins and Doyle are participants in the plan. For any benefits to be earned under the plan, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (a “double trigger”). Benefits provided under the plan include:

•	Lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus.
•	A lump sum cash payment equal to the pro-rated portion of the executive’s target annual bonus for the year of termination.
•	Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for two years (three years for the CEO) following the date of termination.
•	Stock options remaining exercisable for their full term to the extent not already applicable.

Covered executives are also entitled to reimbursement of any expenses incurred in enforcing their rights under the plan and, effective in December 2015, if any payments or benefits payable to the executive (whether under the plan or otherwise) are subject to the excise tax imposed under Section 4999 of the Code, an additional reimbursement payment will be made such that, on a net after-tax basis, the executive would be in the same position as if no such excise tax had been imposed. Historical DuPont determined, particularly in light of the merger of equals with

54

COMPENSATION DISCUSSION & ANALYSIS (continued)

Historical Dow and Intended Business Separations, that such a reimbursement payment is appropriate for participants in the Senior Executive Severance Plan: (i) to provide reasonable assurance that the participants, especially those with a short tenure or a newly enhanced role at Historical DuPont, realize the benefit Historical DuPont intended to provide under the plan and (ii) during this time of uncertainty, to incentivize those executives to remain objective, avoid conflicts of interest and stay focused on executing the merger and Intended Business Separations to maximize stockholder value.

The plan requires a release of claims as a condition to the payment of benefits and includes twelve-month non-competition and non-solicitation provisions (eighteen months for the CEO) and additional non-disparagement and confidentiality provisions.

The following table summarizes the value of the incremental benefits to be received due to an Involuntary Termination without cause or a change in control event as of December 31, 2018.

INVOLUNTARY TERMINATION OR CHANGE IN CONTROL VALUES

Name	Type of Benefit	Involuntary Termination Without Cause ($)(a)	Change-in- Control ($)(b)
Edward D. Breen	Severance	18,535,680	18,535,680
	LTI Acceleration(c)	n/a	6,257,465
	Increase in Present Value of Pension	n/a	n/a
	Health & Welfare Benefits	41,607	41,607
	Outplacement & Financial Planning	9,900	9,900
	Tax Reimbursement	—	16,370,507
Howard I. Ungerleider	Severance	1,772,148	1,772,148
	LTI Acceleration	—	12,994,200
	Increase in Present Value of Pension	—	80,765
	Health & Welfare Benefits	6,705	6,705
	Outplacement & Financial Planning	30,000	30,000
James R. Fitterling	Severance	2,189,017	2,189,017
	LTI Acceleration	—	10,538,690
	Increase in Present Value of Pension	—	110,444
	Health & Welfare Benefits	27,495	27,495
	Outplacement & Financial Planning	30,000	30,000
C. Marc Doyle	Severance	1,887,500	4,000,000
	LTI Acceleration	5,139,578	5,285,763
	Increase in Present Value of Pension	n/a	n/a
	Health & Welfare Benefits	17,243	37,845
	Outplacement & Financial Planning	704	4,500
	Tax Reimbursement	—	3,740,428
James C. Collins	Severance	1,962,500	4,000,000
	LTI Acceleration	n/a	5,554,979
	Increase in Present Value of Pension	n/a	n/a
	Health & Welfare Benefits	3,324	10,008
	Outplacement & Financial Planning	10,204	23,500
	Tax Reimbursement	—	3,654,077
Andrew N. Liveris(d)	Severance	—	15,298,694
	LTI Acceleration	—	21,555,276
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	—	13,329
	Outplacement & Financial Planning	—	50,000
Charles J. Kalil(d)	Severance	—	4,306,033
	LTI Acceleration	—	5,919,106
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	—	13,329
	Outplacement & Financial Planning	—	50,000

(a)

While as of December 31, 2018 each of the NEOs would have qualified for separation payments in the event of a change in control had they been terminated by the Company involuntarily, amounts in this column are presented as if no underlying change in control triggering event had occurred.

(b)

An executive must meet the double trigger requirement of being involuntarily terminated within two years of a change in control in order to receive benefits. In addition, the LTI acceleration value in this table includes Performance Shares at target.

(c)	Excludes LTI awards granted to Mr. Breen in his capacity as a non-employee director prior to his being named CEO of Historical DuPont.

(d)	Values for Messrs. Liveris and Kalil represent actual severance and other benefits received at retirement.

55

COMPENSATION DISCUSSION & ANALYSIS (continued)

Compensation Committee Interlocks and Insider Participation

During 2018, the members of the Company’s Compensation Committee were Lamberto Andreotti, Lois D. Juliber (Co-Chair), Raymond J. Milchovich, Dennis H. Reilley (Co-Chair), and Ruth G. Shaw. None of the members of the Compensation Committee were at any time during 2018 an officer or employee of the Company. None of the executive officers serves as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with Company management. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (“2018 Annual Report”), as incorporated by reference from this Proxy Statement.

The Compensation Committee operates pursuant to a charter that is available at www.dow-dupont.com/investors/corporate-governance.

This report is submitted by the Compensation Committee.

Lamberto Andreotti

Lois D. Juliber (Chair)

56

AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the Compensation Discussion and Analysis section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation, particularly as DowDuPont seeks to realize Merger Transaction synergies and complete the spin into three separate public companies.

As described in the Compensation Discussion and Analysis section, the People and Compensation Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the 2019 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of DowDuPont (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the People and Compensation Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

The next “say on pay” advisory vote will occur at the Company’s 2020 Annual Meeting of Stockholders.

The Board of Directors unanimously recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

✓	AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION The Board of Directors recommends that you vote FOR this resolution.

57

AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RESOLVED, that the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. In connection with the Intended Business Separation, the Audit Committee appointed PricewaterhouseCoopers LLP, on December 13, 2018, as the independent registered public accounting firm for the fiscal year ending December 31, 2019. The Board has concurred with the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019, subject to stockholder ratification.

As part of the Merger Transaction, Historical Dow was determined to be the accounting acquirer and, as a result, Deloitte & Touche LLP, Historical Dow’s auditor, was appointed to serve as the independent registered public accounting firm for the audits of the Company’s consolidated financial statements appearing in the Company’s annual reports on Form 10-K for the years ending December 31, 2018 and December 31, 2017.

In connection with the Dow Distribution, Deloitte & Touche LLP was retained as the independent auditor of Dow and effectively did not stand for re-election as the independent registered public accounting firm of the Company for 2019.

The audit report of Deloitte & Touche LLP on the consolidated financial statements of the Company appearing in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2018 and December 31, 2017, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2018 and December 31, 2017, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

PricewaterhouseCoopers LLP participated in a portion of the audit of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 as registered public accounting firm for the audit of Historical DuPont. During the fiscal years ended December 31, 2018 and December 31, 2017, other than in the normal course of the audit, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Committee Process

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For PricewaterhouseCoopers LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee is responsible for the audit fee negotiations with PricewaterhouseCoopers LLP and the Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated rotation of this position. Additional information may be found in the Audit Committee Report on page 61 of the Proxy Statement and in the Audit Committee Charter available on the Company’s website at www.dow-dupont.com/investors/corporate-governance.

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AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Representatives of PricewaterhouseCoopers LLP will attend the 2019 Meeting and may make a statement if they wish. They will be available to answer stockholder questions at the 2019 Meeting. Representatives of Deloitte & Touche LLP are not expected to attend the 2019 Meeting.

In the event that the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors, although by law the Audit Committee has final authority over the determination of whether to retain PricewaterhouseCoopers LLP or another firm at any time.

Audit Committee Pre-Approval Policy

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance or in fact, the Audit Committee has established policies and procedures requiring its pre-approval of all such services and associated fees.

The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company’s Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company’s internal controls over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company’s Consolidated Financial Statements or services traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; internal control reviews and recommendations on internal control requirements, excluding those that are part of the financial statement audit; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected tax compliance services, advice and recommendation with respect to issues such as tax audits and appeals, restructurings, mergers and acquisitions, and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation, assessment and advisory services. The Audit Committee may delegate to one or more members, the authority to grant specific pre-approvals under this policy provided that any pre-approvals so made shall be reported to the full Audit Committee at its next meeting.

If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals will be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

The Board unanimously recommends that stockholders vote FOR the resolution to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for DowDuPont for 2019.

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AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Independent Registered Public Accounting Firm Fees

For the years ended December 31, 2018 and 2017, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates. The Audit Committee pre-approved all services rendered by and associated fees paid to Deloitte & Touche LLP for the years ended December 31, 2018 and 2017. Total fees for the years ended December 31, 2018 and 2017, for the independent registered public accounting firm were:

Type of Fees
	DowDuPont 2018*	DowDuPont 2017 (e)	Historical Dow 2017 (f)
	$ in thousands
Audit Fees (a)	$ 29,614	$ 3,520	$ 25,792
Audited Related Fees (b)	7,773	105	8,062
Tax Fees (c)	644	29	1,729
All Other Fees (d)	4,433	5,631	0

TOTAL	$42,464	$ 9,285	$ 35,583

*	Includes audit, audit related and tax fees billed to Historical Dow.

(a)

The aggregate fees billed for the integrated audit of DowDuPont’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in quarterly reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.

(b)

The aggregate fees billed primarily for audits of carve-out financial statements, assessment of controls relating to outsourced services, audits and reviews supporting divestiture activities, and agreed-upon procedures engagements.

(c)	The aggregate fees billed primarily for preparation of expatriate employees’ tax returns and related compliance services.

(d)	The aggregate fees billed are for consulting work completed at Historical DuPont.

(e)	Represents fees from September 1, 2017 through December 31, 2017.

(f)	Represents fees from January 1, 2017 through December 31, 2017.

✓	AGENDA ITEM 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors recommends that you vote FOR this resolution.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that is available at www.dow-dupont.com/investors/corporate-governance. All references to Committee in this report refer to the Audit Committee.

The Audit Committee of the Board is comprised entirely of independent Directors who meet the independence, experience and other qualification requirements of the New York Stock Exchange (“NYSE”) and the Company. The Board has determined that all of the Committee members are financially literate and that Robert A. Brown and Patrick J. Ward are audit committee financial experts as defined by the applicable standards.

The Audit Committee held 11 meetings during 2018. Four meetings were regularly scheduled meetings that included separate executive sessions of the Committee with the lead client service partner of the independent registered public accounting firm, the internal auditor, the general counsel, management and among the Committee members themselves. Seven meetings were conference calls related to the Company’s earnings announcements and periodic filings. Numerous other informal meetings and communications among various Committee members, the independent registered public accounting firm, the internal auditor and/or members of the Company’s management also occurred.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements and the quarterly unaudited financial statements, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing the independent registered public accounting firm’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee pre-approves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm to the Company and the related fees for such services pursuant to the Pre-Approval Policy. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company, and has concluded that such services are compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the U.S. Securities and Exchange Commission. The Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2019. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Robert A. Brown

Alexander M. Cutler

Patrick J. Ward (Chair)

61

AGENDA ITEM 4: STOCKHOLDER PROPOSAL —

RIGHT TO ACT BY WRITTEN CONSENT

A stockholder has stated that its representative intends to present the following proposal at the 2019 Meeting. The Company will promptly provide the name and address of the stockholder and the number of shares owned upon request directed to the Office of the Corporate Secretary. The Company is not responsible for the contents of the proposal. If properly presented at the 2019 Meeting, the Board unanimously recommends a vote AGAINST this proposal.

Proposal 4 — Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any valid topic for written consent.

Hundreds of major companies enable shareholder action by written consent. Taking action by written consent in place of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle.

This proposal topic won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent. This proposal topic would have received a vote still higher than 67% at Allstate and Sprint if most shareholders at Allstate and Sprint had access to independent proxy voting advice.

Our higher 25%-threshold for shareholders to call a special meeting (which may be unreachable due to time constraints and detailed technical requirements) is one more reason that we should have the right to act by written consent.

When considering a shareholder proposal such as this is good to remember we gave 71%-support to a 2018 shareholder proposal for abolishing a shareholder need to obtain a 67%-vote to improve certain provisions of our corporate governance.

The ability to elect a director by written consent would give our current directors a greater incentive to manage the following problems more effectively and prevent a reoccurrence:

Purported lawsuits over drinking water contamination with PFOA in Ohio, West Virginia and New York. September 2018

Putative Class Action Lawsuit over alleged drinking water contamination, Cape Fear River.

September 2018

Pesticide Chlorpyrifos allegedly puts children’s brains and pregnant women at risk.

August 2018

Four employees died of asphyxiation after release of toxic gas at La Porte, Texas facility — $3 Million settlement.

July 2018

SEC investigation over failure to disclose perks paid to Andrew Liveris, former CEO.

July 2018

$3 Million in perks provided for Andrew Liveris, former CEO.

July 2018

Lawsuits concerning Agent Orange.

June 2018

$2.4 Billion impairment charges reported.

February 2018

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AGENDA ITEM 4: STOCKHOLDER PROPOSAL — RIGHT TO ACT BY WRITTEN CONSENT (continued)

The expectation is that, once this proposal is adopted, shareholders would not need to make use of this right of written consent because its mere existence will act as a guardrail to help ensure that our company is well supervised by the Board of Directors and management. Our Directors and management will want to avoid shareholder action by written consent and will thus be more alert in avoiding poor performance.

Please vote yes:

Right to Act by Written Consent — Proposal 4

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

Under the Company’s Certificate of Incorporation, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders. The Company’s Bylaws currently provide that special meetings of stockholders may be called by the Secretary at the request in writing of the holders of record of at least 25% of the outstanding stock of the Company entitled to vote. The Board believes that this current mechanism for stockholders to raise matters for consideration by the Company is appropriate for the Company in light of its size and diverse stockholder base. In addition, the Company’s existing corporate governance practices ensure Board accountability and encourage stockholders to express their views to the Board.

The processes in place for stockholder meetings are designed to ensure that matters are presented and voted on in a fair, transparent and orderly manner. Prior to any annual or special meeting of stockholders, the Company is required to provide sufficient advance notice of the meeting and the matters to be voted upon along with fulsome disclosure about the proposed action. Such advance notice provides stockholders the opportunity to consider, discuss and deliberate on matters prior to voting based on accurate and complete information that has been circulated to the entire stockholder base. In contrast, adoption of the written consent proposal would permit a small group of stockholders (including short-term speculators) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including the Company’s position. The Company believes that stockholder meetings provide an important forum for stockholders to present, discuss and vote on proposals on an informed basis. The ability for stockholders to act by written consent is simply not appropriate for the Company given its size, diverse stockholder base and the potential for abuse by groups of self-interested stockholders.

In addition to stockholders’ right to call a special meeting with a 25% threshold as described above, the following existing corporate governance practices ensure Board accountability and encourage stockholders to express their views:

•

The Company has adopted a proxy access Bylaw provision that permits eligible stockholders to nominate and include in the Company’s proxy materials director nominees, as discussed on page 9 of this Proxy Statement under the heading “Director Candidate Nominations through Proxy Access”;

•	All board members are elected annually by a majority of the votes cast by stockholders and directors not elected by a majority of the votes cast are subject to the Company’s resignation policy;

•	Annual stockholder “say-on-pay” vote gives stockholders the opportunity to express their views on executive compensation;

•	The Company’s Certificate of Incorporation and Bylaws do not include supermajority stockholder voting requirements;

•

Stockholders may communicate directly with the Board and each member thereof by writing to such parties in care of the Office of the Corporate Secretary, as further discussed on page 8 of the Proxy Statement under the heading “Communications with the Board and Directors”; and

•	Extensive stockholder engagement efforts as further discussed on page 8 of the Proxy Statement under the heading “Stockholder Engagement.”

Such corporate governance practices have been designed to ensure Board accountability and stockholder engagement and are appropriate for the Company in light of its size and large stockholder base. The adoption of this proposal is not in the best interests of our stockholders.

☒	AGENDA ITEM 4: STOCKHOLDER PROPOSAL — RIGHT TO ACT BY WRITTEN CONSENT The Board of Directors recommends that you vote AGAINST this proposal.

63

AGENDA ITEM 5: STOCKHOLDER PROPOSAL — PREPARATION OF AN EXECUTIVE COMPENSATION REPORT

A stockholder has stated that its representative intends to present the following proposal at the 2019 Meeting. The Company will promptly provide the name and address of the stockholder and the number of shares owned upon request directed to the Office of the Corporate Secretary. The Company is not responsible for the contents of the proposal. If properly presented at the 2019 Meeting, the Board unanimously recommends a vote AGAINST this proposal.

Resolved: That the shareholders of DowDupont, assembled in annual meeting in person and by proxy, hereby recommend the following nonbinding proposal: that the Board of Directors prepare a report, to be made available to shareholders four months after the 2019 Annual Meeting, that shall review the compensation packages provided to senior executives of the Company and address the following.

1.  Comparison of compensation packages for senior executives with that provided to the lowest paid Company employees.

2.  Whether there should be a ceiling on compensation provided to senior executives to prevent the possibility of excessive compensation.

3.  Whether compensation of senior executives should be adjusted in a situation where there is a stated need for employees to be laid off from work.

Shareholders’ Statement

DowDupont Board of Directors Corporate Governance Guidelines provide for the Board of Directors to determine the compensation of the members of the Board as they deem appropriate - in effect, they determine their own compensation!

According to the DowDupont 2018 proxy statement, annual compensation for directors who served the full year ranged from $285,000 to $350,000.

Given this extraordinarily generous compensation provided to the members of the Board, is it any surprise that these same members have approved extraordinarily generous compensation ranging from $7 to $23 million for senior executives? Can we just view this back and forth between the Board and these senior executives as simply that of “one hand washing the other”?

Not surprisingly, virtually nothing is said in the DowDupont proxy statement regarding how its non-executive employees are compensated. This failure is to be expected given that, over the past several years, employees have received the most minimal of wage increases. In fact, at the Richmond factory, with over 1,000 employees, there was no increase at all last year. Nothing.

This proposal seeks to have the Board address these issues of compensation, issues involving not just the compensation of executives, but also how executives are compensated in relation to how its non-executive employees are compensated.

If you AGREE with this proposal, please mark your proxy FOR this resolution.

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

The Company’s compensation policy and programs are designed to be linked to business and individual performance and shareholder value. The Company’s compensation programs for all employees reflect competitive positioning, internal equity, and the value the individual brings to the position. The Board believes that the objective of this proposal is addressed through the engaged oversight and work of the People and Compensation Committee as described in greater detail in the Compensation Discussion and Analysis (“CD&A”) beginning on page 26 of the Proxy Statement.

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AGENDA ITEM 5: STOCKHOLDER PROPOSAL — PREPARATION OF AN EXECUTIVE COMPENSATION REPORT (continued)

Compensation of the executive officers of DowDuPont, including that of the NEOs, is governed by the People and Compensation Committee (or, in the case of the Chair and CEO, by the Board). The Board and the People and Compensation Committee are assisted in performance of their oversight duties by both independent compensation consultants and management.

At this time, the People and Compensation Committee is focused on ensuring the DowDuPont management team delivers value to stockholders through:

•	Enhanced EBITDA and cash flow generation;

•	Delivering committed run-rate cost synergies of approximately $3.6 billion (against the original target of $3 billion) and at least $1 billion in growth synergies; and

•	Completing the Intended Business Separations.

To that end, the People and Compensation Committee’s executive compensation program is designed to align with these goals. More information about executive compensation can be found in the CD&A beginning on page 26 of the Proxy Statement

The U.S. Securities and Exchange Commission has adopted extensive rules that provide for expanded disclosure of compensation-related information and additional transparency, including the new CEO pay ratio disclosure requirement. In complying with these rules, the Company has fully disclosed the relevant details of its executive compensation practices in the CD&A so that stockholders may evaluate those practices. The Board’s executive compensation practices are the result of the comprehensive process outlined in the CD&A above. That process requires the People and Compensation Committee to make many interrelated decisions and consider numerous competing interests. The People and Compensation Committee illustrates its pay for performance approach to executive compensation beginning on page 29 of the CD&A. Additionally, the Company has disclosed information regarding the ratio of CEO pay to median employee pay on page 47 of the CD&A.

Finally, stockholders have the right to vote, on an advisory basis, on the executive compensation disclosed in this Proxy Statement. Last year, stockholders who voted approved the compensation of the NEOs of DowDuPont. Six of the seven Board members and all Committee members are independent under the Corporate Governance Guidelines and applicable regulatory and listing standards.

For the foregoing reasons, the Board believes that the report requested by the proposal is not necessary.

☒	AGENDA ITEM 5: STOCKHOLDER PROPOSAL — PREPARATION OF AN EXECUTIVE COMPENSATION REPORT The Board of Directors recommends that you vote AGAINST this proposal.

65

AGENDA ITEM 6: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON CLIMATE CHANGE INDUCED FLOODING AND PUBLIC HEALTH

A stockholder has stated that its representative intends to present the following proposal at the 2019 Meeting. The Company will promptly provide the name and address of the stockholder and the number of shares owned upon request directed to the Office of the Corporate Secretary. The Company is not responsible for the contents of the proposal. If properly presented at the 2019 Meeting, the Board unanimously recommends a vote AGAINST this proposal.

RESOLVED: Shareholders request that DowDuPont, with board oversight, publish a report on climate change-induced flooding and public health, omitting proprietary information and prepared at reasonable cost. The report should assess the public health risks of petrochemical operations and investments in areas increasingly prone to climate change-induced storms, flooding, and sea level rise and the adequacy of measures the company is employing to prevent public health impacts from resultant chemical releases.

WHEREAS: Investors are concerned about the financial, health, environmental, regulatory, and reputational risks associated with operating and building-out new chemical plants and related infrastructure in Gulf Coast locations that are increasingly prone to catastrophic storms and flooding associated with climate change. Civil society groups have mobilized to oppose the expansion of petrochemical facilities in their communities due to concerns regarding direct impacts to their health and livelihoods. Such opposition threatens to jeopardize DowDuPont’s social license to operate in the region.

Petrochemical facilities like ethane crackers and polyethylene processing plants produce dangerous pollutants including benzene (a known carcinogen), Volatile Organic Compounds, and sulfur dioxide. These operations can become inundated and pose severe chemical release risks during extreme weather events. Flooding from Hurricane Harvey in 2017 resulted in DowDuPont plant shut downs and the release of unpermitted, unsafe levels of pollutants. Nearby Houston residents reported respiratory and skin problems following Dow’s releases during Hurricane Harvey.

Growing storms and the costs they bring our company are predicted to increase in frequency and intensity as global warming escalates. Flood-related damage is projected to be highest in Texas, where many of DowDuPont’s petrochemical plants are concentrated. Houston alone has seen three 500-year floods in the span of three years, and Hurricane Harvey reduced DowDuPont’s 2017 third quarter earnings by 250 million dollars. Sea level rise poses particularly significant risks to DowDuPont’s current and planned activities in Louisiana, where land loss from rising seas is a serious, growing issue.

Historically, DowDuPont has paid out millions in settlements with the Environmental Protection Agency and Department of Justice for violation of various clean air and water laws. As floods and storms intensify, they may bring additional unplanned chemical releases. Investors are concerned that DowDuPont has not demonstrated how it will prevent such unsafe chemical releases and associated financial damages.

In spite of these growing risks, DowDuPont has dramatically accelerated its petrochemical activity in the Gulf Coast. The Company’s plans to invest heavily in further expansion in flood-prone areas of Texas and Louisiana increase risks to its physical assets and associated health harms to local communities from leaks, spills, and damages exacerbated by increasingly severe storms and flooding. While the company has disclosed that risks from storms may impact its business, and that it is undertaking engineering and emergency planning and “continues to study” storm preparedness, available disclosures do not provide investors sufficient information to understand whether DowDuPont is effectively managing the material public health and financial risks presented by climate-induced storm impacts and sea level rise.

66

AGENDA ITEM 6: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON CLIMATE CHANGE INDUCED FLOODING AND PUBLIC HEALTH (continued)

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

DowDuPont agrees that the safety of its operations is critical to its employees, community and the Company. Safety, health and environmental stewardship are explicitly called out in the core values for each DowDuPont division, and the Company is committed to continuously improving its practices in these areas. DowDuPont has always taken seriously the risk of potential physical damage to company facilities and its manufacturing processes and the attendant health and safety risks, and has taken a number of proactive measures to manage and minimize risk, such as maintaining and implementing comprehensive disaster management plans that include consideration of design and siting of buildings, process safety management, community preparedness, and site emergency response.

In connection with our stated intent to form three strong independent, industry leading companies in Materials Science, Agriculture and Specialty Products, DowDuPont separated its Materials Science business through a spin-off on April 1, 2019, of all the outstanding common stock of Dow to stockholders of DowDuPont. In preparation for the spin-off, DowDuPont realigned the assets and obligations associated with its Materials Science business to subsidiaries of Dow, including ownership of Historical DuPont’s largest petrochemical operations.

Prior to this realignment, DowDuPont owned and operated eleven facilities in the Gulf Coast region that make, use, or store petrochemicals. After this realignment, DowDuPont owns only three Gulf Coast petrochemical facilities—two are aligned to Specialty Products Division and one is aligned to the Agriculture Division. The petrochemical facility aligned to the Agriculture Division is one building on a larger Historical Dow site that is operated and maintained by Dow following the Dow Distribution. None of our current or planned operations include ethane crackers.

Furthermore, all Gulf Coast petrochemical manufacturing facilities currently operated or maintained by DowDuPont have site-specific response plans for hurricane monitoring, preparedness efforts, and site recovery after the storm. DowDuPont maintains a natural disaster response team that intervenes when it is forecasted that multiple sites may be impacted by a hurricane at Category 1 or above. The team leverages Company resources to help impacted locations prepare for and respond to hurricane impacts. This support may include humanitarian aid, equipment, security, or more, depending on the storm and the needs of the site.

Considering the Company’s existing efforts to address and mitigate the risks associated with climate change-induced storms and flooding as described above, the preparation of such a report would not be the best use of the Company’s time or resources.

☒	AGENDA ITEM 6: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON CLIMATE CHANGE INDUCED FLOODING AND PUBLIC HEALTH The Board of Directors recommends that you vote AGAINST this proposal.

67

AGENDA ITEM 7: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON PLASTIC POLLUTION

A stockholder has stated that its representative intends to present the following proposal at the 2019 Meeting. The Company will promptly provide the name and address of the stockholder and the number of shares owned upon request directed to the Office of the Corporate Secretary. The Company is not responsible for the contents of the proposal. If properly presented at the 2019 Meeting, the Board unanimously recommends a vote AGAINST this proposal.

Whereas plastic pollution is a global environmental crisis. DowDupont is one of the world’s largest plastics and resins manufacturers and plastic pellets are increasingly found on beaches and in waterways due to spills at facilities or during transport.

Eight million tons of plastics leaks into oceans annually. Plastics degrade in water to small particles that animals mistake for food; plastic pollution impacts 260 species, causing fatalities from ingestion, entanglement, suffocation, and drowning. Plastic does an estimated $13 billion in damage to marine ecosystems annually. If no action is taken, oceans are expected to contain more plastic than fish by 2050. Plastics also absorb toxics such as dioxins from water and transfer them to the marine food web and potentially to human diets, increasing the risk of adverse effects to wildlife and humans.

Nearly 200 nations pledged to eliminate plastic pollution in the world’s oceans at the United Nations Environment Assembly in Nairobi last December. UN Undersecretary-General Erik Solheim called the issue “an ocean Armageddon.” The U.S. Microbead-Free Waters Act of 2015 banned one form of microplastic pollution—microbeads used in cosmetic products.

Most plastic products originate from plastic pellets, also known as pre-production pellets, or nurdles, manufactured in polymer production plants. Due to spills and poor handling procedures, billions of plastic pellets are swept into waterways during production or transport annually, adding to harmful levels of plastic pollution in the environment.

Plastic pellets are estimated to be the second largest direct source of microplastic pollution to the ocean by weight; up to 53 billion pellets may be spilled annually in the United Kingdom alone. A recent study concluded that up to 36 million plastic pellets may be spilled from one major industry production complex in Sweden.

DowDupont and its subsidiaries reported 120 material spills in 2016 and 2017, but company information lacks specificity as to which involved pellets, whether spills occurred on land or waterways, and the extent to which spilled pellets were recovered. In 2017, joint venture SCG-Dow disclosed four high-severity spills that may have released up to 11,000 pounds of plastic powder or granules. Dow is listed as a member of Operation Clean Sweep, an industry program to prevent spills, but this initiative provides no public reporting.

Given the severe biodiversity and economic impacts of plastic pollution described above, there is an urgent need to increase and improve reporting, as well as discussing accountability for pellet spill remediation in more detail.

BE IT RESOLVED Shareholders request that the Board of Directors of DowDuPont issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. The report should disclose trends in the amount of pellets, powder or granules released to the environment by the company annually, and concisely assess the effectiveness of the company’s policies and actions to reduce the volume of the company’s plastic materials contaminating the environment.

Supporting statement: Proponent recommends that the report include discussion of pellet loss prevention, cleanup and containment.

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AGENDA ITEM 7: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON PLASTIC POLLUTION (continued)

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

DowDuPont was formed with the intent to separate into three, independent, publicly traded companies - one for each of its agriculture, materials science and specialty products businesses. The separation of materials science business was completed on April 1, 2019 when DowDuPont stockholders received a pro rata dividend of all of the outstanding shares of common stock of Dow. The Specialty Plastics & Packaging segment aligned with the materials science business and is now part of Dow. The DowDuPont Board recommends that you vote against this proposal as the business is no longer part of the Company.

Please see the additional information below about Dow’s position on plastics waste including pellet loss:

Improving waste management systems is critical to solving the plastic waste issue in the near term, as we transition to a longer-term broad based circular economy model for plastics. In a circular economy, waste from one product can be used as an input for an entirely different product or industry (e.g., used plastic water bottles recycled into fabric for clothing) and systems are designed to avoid the creation of waste by maximizing the utility of materials throughout their lifecycle. This model will require wide-scale collaboration with governments, NGOs and private enterprise to invest in waste management infrastructure and enabling technology for increased recycling of plastics. Dow has been a leading voice on the need for scalable, end-of-life solutions for plastic waste for many years and has actively collaborated with NGOs, brand owners, governments, and customers on the development of research and demonstration projects to show how circular economy based principles applied to plastics can help keep waste out of our environment.

•

Operation Clean Sweep Blue: Dow is a pledged partner in Operation Clean Sweep (OCS), an international product stewardship program developed to prevent resin pellet, flake and powder loss, and help keep pellets, flakes and powder out of the marine environment. Dow is committed to ensuring zero pellet loss and is working to embed zero pellet loss principles in manufacturing and logistics projects through OCS Blue qualification at all Dow sites by the end of 2019. OCS Blue commitments include:

○	Delivering an annual briefing on OCS to all relevant resin handling employees;

○	Educating new employees on the OCS program as part of onboarding;

○	Reviewing facility housekeeping procedures, using OCS checklists and tools;

○	Educating shipping contractors to help them understand the importance of OCS; and

○	Annually sharing with PLASTICS information on best management practices.

•	Drive cross-value chain collaboration: Dow is helping lead a cross-industry and value chain effort to end plastic waste in the environment through the Global Alliance to End Plastic Waste.

•

Invest in people and companies working toward solutions: In October 2018, Dow announced that it became a founding investor in Circulate Capital’s $100 million effort to incubate and finance companies and infrastructure that prevent waste in oceans.

•

Engage with government: Dow is a member of the World Economic Forum’s Global Plastic Action Partnership designed to bring businesses, civil society, national and local governments, community groups and world-class experts together to collaborate on solving plastic pollution.

•

Clean-up existing waste: Dow’s recent #PullingOurWeight campaign, which began in fall 2018, included more than 5,600 Dow employees, families and friends participating in 55 clean-ups globally, removing more than 52,500 pounds of trash and litter from beaches and waterways.

•

Innovate for recyclability: Product innovation is another key part of Dow’s efforts to end plastics waste in the environment. Dow’s RecycleReady technology enables manufacturers to develop packaging that can qualify for the Sustainable Packaging Coalition’s “How2Recycle” label.

•

Work closely with leading NGOs: Dow announced in October 2018 that it is donating an additional $1 million to Ocean Conservancy over the next two years to support waste collection and recycling solutions in Southeast Asian countries.

•

Invest in recycling and waste management solutions: Another step Dow is taking to complement its circular economy activities is to drive development of new commercial recycling business models and growth strategies to monetize plastics waste recycling streams globally.

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AGENDA ITEM 7: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON PLASTIC POLLUTION (continued)

Dow has a legacy of innovation, leadership and action in sustainability. Sustainability is an inherent part of Dow’s long-term value proposition, and it guides the decisions made to drive responsible behaviors, bottom-line financial benefits and benefits to the communities in which Dow operates. Dow remains committed to the highest standards of corporate responsibility, transparency and accountability.

The DowDuPont Board recommends that you vote against this proposal as the business is no longer part of the Company; the proposal is not applicable to DowDuPont.

☒	AGENDA ITEM 7: STOCKHOLDER PROPOSAL — PREPARATION OF A REPORT ON PLASTIC POLLUTION The Board of Directors recommends that you vote AGAINST this proposal.

70

ADDITIONAL INFORMATION

Future Stockholder Proposals

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting of Stockholders of DowDuPont Inc. (“2020 Meeting”), pursuant to Rule 14a-8, please send it to the Office of the Corporate Secretary. Under SEC Exchange Act Rule 14a-8, these proposals must be received no later than the close of business on December 31, 2019.

Future Annual Meeting Business

Under the Company’s Bylaws, if you wish to raise items of proper business directly at an annual meeting, including Director nominations outside of the proxy access process, other than stockholder proposals presented under Rule 14a-8 for inclusion in the Company’s proxy materials, you must give advance written notification to the Office of the Corporate Secretary. For the 2020 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on December 31, 2019, and the close of business on January 30, 2020. However, as provided in the Bylaws, different deadlines apply if the 2020 Meeting is called for a date that is not within 30 days before or after the anniversary of the 2019 Meeting; in that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2020 Meeting and no later than the close of business on the later of the 90th day prior to the 2020 Meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of the Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Bylaws, the chair of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines or, does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Bylaws is available at www.dow-dupont.com/investors/corporate-governance.

Future Director Nominees through Proxy Access

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary. For the 2020 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on December 1, 2019, and the close of business on December 31, 2019. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available at www.dow-dupont.com/investors/corporate-governance.

Multiple Stockholders with the Same Address

The SEC’s “householding” rules permit us to deliver only one notice or set of proxy materials to stockholders who share an address unless otherwise requested. This practice is designed to reduce printing and postage costs. If you are a registered stockholder and share an address with another stockholder and have received only one notice or one set of proxy materials, you may request a separate copy of these materials, and future materials, at no cost to you by writing to the Office of the Corporate Secretary. Alternatively, if you are currently receiving multiple copies of the notice or the proxy materials at the same address and wish to receive a single copy in the future, you may contact the Office of the Corporate Secretary. If you hold your stock with a bank or broker, you may revoke your consent to householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written or oral request to the Office of the Corporate Secretary.

Electronic Delivery of Proxy Materials

Stockholders may request proxy materials be delivered to them electronically in 2020 by visiting https://enroll.icsdelivery.com/dwdp. This results in faster delivery of the documents and significant savings to the Company by reducing printing and mailing costs.

71

ADDITIONAL INFORMATION (continued)

Copies of Proxy Materials and Annual Report

The Notice and Proxy Statement and Annual Report are posted on DowDuPont’s website at www.dow-dupont.com/investors and at www.proxyvote.com.

Copies of Corporate Governance Documents

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Director Code of Conduct, Code of Financial Ethics, board committee charters and other governance documents are posted on DowDuPont’s website at www.dow-dupont.com/investors/corporate-governance. Stockholders may receive printed copies of each of these documents without charge by contacting the Office of the Corporate Secretary, 974 Centre Road, Wilmington, DE 19805.

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APPENDIX

Significant Items Impacting Results(1)

In millions, except per share amounts (unaudited)	Net Income(2)		EPS-Diluted(3)

TWELVE MONTHS ENDED DECEMBER 31	2018	2017	2018	2017

	As Reported	Pro Forma	As Reported	Pro Forma
Reported Results:	$3,849	$2,753	$1.65	$1.17
-Significant Items:
Net gain (loss) on divestitures and change in joint venture ownership	(23)	645	(0.01)	0.28
Integration and separation costs	(2,156)	(1,028)	(0.93)	(0.44)
Merger-related inventory step-up amortization	(1,359)	(1,231)	(0.58)	(0.53)
Litigation related charges, awards and adjustments	-	(215)	-	(0.08)
Restructuring, goodwill impairment and asset related charges - net	(878)	(3,161)	(0.38)	(1.34)
Settlement and curtailment items	-	(594)	-	(0.25)
Loss on early extinguishment of debt	(104)	-	(0.04)	-
Transaction costs and productivity actions	-	(37)	-	(0.02)
Income tax items	(180)	1,151	(0.08)	0.48
Total impact of significant items	$(4,700)	$(4,470)	$(2.02)	$(1.90)
- DuPont amortization of intangibles	(1,015)	(766)	(0.44)	(0.33)
Adjusted Results (Non-GAAP)	$9,564	$7,989	$4.11	$3.40

Adjusted measures of income and pro forma adjusted measures of income are non-GAAP measures. The Company’s management believes these measures provide useful information to investors by offering an additional way of viewing DowDuPont’s results that helps investors identify the underlying earnings of the Company as compared to prior and future periods and its peers. Although amortization of DuPont’s intangible assets is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Pro forma adjusted measures are financial measures not recognized in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP financial measures of performance.

(1) See Note 24 to the Consolidated Financial Statements contained in the Company’s 2018 Annual Report on Form 10-K for additional information related to significant items impacting results.

(2)  “Net income available for DowDuPont Inc. common stockholders”/Pro forma “Net income available for DowDuPont Inc. common stockholders.” The income tax effect on significant items is calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

(3) “Earnings per common share from continuing operations – diluted”/Pro forma “Earnings per common share from continuing operations – diluted.”

A-1

Common Shares – Diluted

U.S. GAAP Share Count

In millions (Unaudited)
TWELVE MONTHS ENDED DECEMBER 31	2018	2017	2017
	As Reported		Pro Forma(6)
Weighted average common shares – basic(5)	2,301.0	1,579.8	2,323.9

Plus dilutive effect of equity compensation plans(5)	14.5	18.3	22.2
Weighted average common shares – diluted	2,315.5	1,598.1	2,346.1

(5)

As a result of the Merger Transaction, share amounts for the year ended December 31, 2017, reflect a weighted averaging effect of Historical Dow shares outstanding prior to August 31, 2017, and DowDuPont shares outstanding on or after August 31, 2017.

(6)

The pro forma share amount in the twelve-month period ended December 31, 2017, reflects a weighted averaging effect of Historical Dow shares outstanding prior to August 31, 2017, Historical DuPont’s common stock issued and outstanding at August 31, 2017, multiplied by the Merger Agreement conversion ratio of 1.2820. The share amount shown in the twelve-month period ended December 31, 2017, also reflects a weighted averaging effect of Historical DuPont shares outstanding prior to August 31, 2017. The share information also includes DowDuPont share amounts for the twelve-month period ended December 31, 2017, reflects a weighted averaging effect of DowDuPont shares outstanding after August 31, 2017.

– Diluted to Adjusted Earnings Per Common Share from Continuing Operations

– Diluted(7)

In millions (Unaudited)
TWELVE MONTHS ENDED DECEMBER 31	2018	2017
	As Reported	Pro Forma
Earnings per common share from continuing operations - diluted	$1.65	$1.17
- Impact of pro forma significant items, after-tax(8)	(2.02)	(1.90)
- Impact of pro forma amortization of DuPont’s intangible assets, after-tax	(0.44)	(0.33)
Adjusted earnings per share from continuing operations – diluted (Non-GAAP) (7, 9)	$4.11	$3.40

(7)	Adjusted earnings per share and pro forma adjusted earnings per share (“Pro Forma Adjusted EPS”) are non-GAAP measures.

(8)	Refer to the Significant Items Impacting Results section in this Appendix for additional information on the impact of significant items.

(9)

For the twelve-month periods ended December 31, 2018, Adjusted EPS is calculated as “Earnings per common share from continuing operations – diluted,” excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with DuPont’s intangible assets. For the twelve-month periods ended December 31, 2017, Pro Forma Adjusted EPS is calculated as “Pro forma earnings per common share from continuing operations – diluted,” excluding the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont’s intangible assets.

A-2

Reconciliation of “Income from continuing operations, net of tax” to “Operating EBITDA”

TWELVE MONTHS ENDED DECEMBER 31	2018	2017

	As Reported	Pro Forma
Income from continuing operations, net of tax	$4,004	$2,912
+Provision (Credit) from income taxes on continuing operations	1,489	(602)
Income from continuing operations before income taxes	$5,493	$2,310
+ Depreciation and Amortization	5,918	5,546
- Interest income(10)	210	230
+ Interest expense and Amortization of debt discount	1,504	1,256
- Foreign exchange gains (losses), net(10)	(184)	(457)
EBITDA	$12,889	$9,339

-Adjusted Significant Items(11)	(5,404)	(6,827)
Operating EBITDA	$18,293	$16,166

(10) Included in “Sundry income (expense) – net.”
(11) Adjusted significant items, excluding the impact of one-time transaction costs directly attributable to the Merger Transaction and reflected in the pro forma adjustments.
Operating EBITDA Margins Calculation

In millions (Unaudited)

TWELVE MONTHS ENDED DECEMBER 31	2018	2017

	As Reported	Pro Forma
Net Sales	$85,977	$79,535
Operating EBITDA	$18,293	$16,166
Operating EBITDA Margin	21.3%	20.3%

A-3

DOWDUPONT INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD WILMINGTON, DE 19805 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you access the website and follow the instructions to cast your vote. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by the cut-off date (see reverse side). PROOF OF STOCK OWNERSHIP IS REQUIRED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. SEE REVERSE SIDE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E78671-P25067-Z75005 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DOWDUPONT INC. The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, and FOR Agenda Items 2 and 3. 1. Election of Directors For Against Abstain Nominees: 1a. Edward D. Breen For Against Abstain 1b. Ruby R. Chandy 2. Advisory Resolution to Approve Executive Compensation 1c. Franklin K. Clyburn, Jr. 3. Rati?cation of the Appointment of the Independent Registered Public Accounting Firm 1d. Terrence R. Curtin The Board of Directors recommends that you vote AGAINST the 1e. Alexander M. Cutler following Stockholder Proposals: 1f. C. Marc Doyle 4. Right to Act by Written Consent 1g. Eleuthère I. du Pont 5. Preparation of an Executive Compensation Report 1h. Rajiv L. Gupta 6. Public Preparation Health of a Report on Climate Change Induced Flooding and 1i. Luther C. Kissam 7. Preparation of a Report on Plastic Pollution 1j. Frederick M. Lowery other NOTE: matters The undersigned as may properly authorizes come before the proxies the meeting to vote or in any their adjournment discretion on thereof. such 1k. Raymond J. Milchovich 1l. Steven M. Sterin Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other ?duciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized of?cer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 25, 2019: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. Bring this top portion and valid government-issued photo identi?cation with you to attend the Annual Meeting of Stockholders. Please check the proxy materials for additional requirements for meeting attendance. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,? DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.? E78672-P25067-Z75005 DOWDUPONT INC. Annual Meeting of Stockholders June 25, 2019, 8:00 AM Eastern Time 974 Centre Road Chestnut Run Plaza, Building 730 Wilmington, DE 19805 This Proxy is Solicited on Behalf the Board of Directors. The undersigned hereby appoints A. M. Cutler and E. D. Breen or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 25, 2019, and any adjournment or postponement thereof, as hereinafter speci?ed and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given. Such proxies are directed to vote as speci?ed on the reverse side, or if no speci?cation is made, FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 3, and AGAINST Stockholder Proposals 4-7, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the DowDuPont Board of Directors’ recommendations, just sign and date on the reverse side; no voting boxes need to be checked. NOTICE TO PARTICIPANTS IN EMPLOYEES’ SAVINGS PLANS If you are a participant in certain employee savings plans, a trustee for the relevant employee savings plan may vote, as directed by the plan ?duciary or by an independent ?duciary selected by the plan ?duciary, all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot. The cut-off date for shares held in employee savings plans is June 20, 2019. The cut-off date for all other shares is June 24, 2019. Continued and to be signed on reverse side